UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03153

Russell Investment Company

(Exact name of registrant as specified in charter)

1301 2nd Avenue 18th Floor, Seattle Washington 98101

(Address of principal executive offices) (Zip code)

Mary Beth Rhoden, Secretary and Chief Legal Officer Russell Investment Company 1301 2nd Avenue 18th Floor Seattle, Washington 98101 206-505-4846

(Name and address of agent for service)

Registrant’s telephone number, including area code: 206-505-7877

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 to December 31, 2010

Item 1. Reports to Stockholders

2010 ANNUAL REPORT

LifePoints® Funds

Target Distribution Strategies

DECEMBER 31, 2010

FUND

2017 Retirement Distribution Fund — A Shares

2017 Accelerated Distribution Fund — A Shares

2027 Extended Distribution Fund — A Shares

2017 Retirement Distribution Fund — S Shares

2017 Accelerated Distribution Fund —S Shares

2027 Extended Distribution Fund — S Shares

Russell Investment Company

Russell Investment Company is a series investment company with 41 different investment portfolios referred to as Funds. These financial statements report on six of these Funds.

Russell Investment Company

LifePoints® Funds

Target Distribution Strategies

Annual Report

December 31, 2010

Russell Investment Company - LifePoints® Funds Target Distribution Strategies.

Copyright © Russell Investments 2011. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities products and services offered through Russell Financial Services, Inc., a member of FINRA and part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

I am pleased to share with you the results from the Russell Investment Company’s 2010 Annual Report for LifePoints® Funds, Target Distribution Strategies. It provides portfolio management discussions and fund-specific insights regarding fund performance for the fiscal year ending December 31, 2010.

Russell Investments’ mission is plain and simple – to improve financial security for people. We work to achieve this goal by delivering disciplined investment strategies, objective research and industry-leading service. Despite the difficult economic times and volatile investment markets, we will never lose sight of this primary mission.

Looking back at 2010, it has been a year of progress and challenges. Investors are still wrestling with the aftershocks of market disruptions. The broad equity market, represented by the Russell Global Index, is up more than 9% year-to-date at the writing of this letter in December. But employment numbers in the U.S. are still a cause for concern, as are the debt challenges of several European countries. We believe the experiences of 2010 continue to demonstrate the value of diversification and proactive investment management.

Now more than ever, we believe investors are best served by remaining focused on long-term investing using well-diversified, asset allocated portfolios. We believe it is equally important for investors to continue to talk with their financial advisors to ensure their portfolios remain aligned with their goals. Working with a trusted advisor is the best way to maintain this focus.

The Russell Investments team has decades of experience managing people’s investments through all kinds of market cycles. We believe monitoring investment managers continuously, and maintaining a disciplined approach to portfolio management and implementation is the best way to achieve long-term goals.

On behalf of the Russell Investments team, thank you for your continued support.

Best regards,

Sandra Cavanaugh

CEO, Americas Private Client Services

Russell Investment Management Company

To Our Clients	3

Russell Investment Company

Market Summary as of December 31, 2010 (Unaudited)

U.S. Equity Markets

For the fiscal year ended December 31, 2010, the U.S. equity market experienced high levels of volatility, but less than in the one-year period ended December 31, 2009. While the markets experienced numerous reversals during the period, investors became increasingly, though cautiously, optimistic regarding the sustainability of the global economic recovery. Strong corporate earnings growth translated into strong positive returns for the major market indexes. The broad market Russell 3000® Index rose 16.93% over the period as global growth recovered and the U.S. economy appeared to be stabilizing.

The economy continued to grow over the fiscal year, but at a slow pace. Relative to past recoveries from deep recessions, economic growth, as measured by gross domestic product (GDP), failed to rebound as quickly or with the strength necessary to increase employment and provide assurances that the recessionary period was truly over. Unemployment remained high, averaging approximately 9.5% over the period, while wage growth remained stagnant. The national savings rate increased from a modestly negative percentage to a more substantial 6%. While this is a longer-term positive factor for the U.S. economy, as it improves the financial health of consumers, the short-term result has been to lower consumer spending. Given the key role that consumer spending continues to play in driving U.S. GDP, expectations for a strong economic recovery moderated as the fiscal year progressed and investors began to expect a more slowly-paced increase in economic activity going forward. Expectations were further moderated by a persistently weak housing market, where sales declined following the expiration of the first time home buyers tax credit in the spring.

In response to the slow pace of the economic recovery and its jobless nature, the U.S. government stepped up its efforts to stimulate economic growth. Unemployment benefits were extended to support consumer demand, while stimulus spending injected capital into the economy. Toward the latter part of the fiscal year, the Federal Reserve announced its intention to expand its quantitative easing efforts beyond the purchase of mortgage-backed securities and into direct purchases of U.S. government debt. The market rose as a result due to expectations that this direct injection of money into the economy would cause interest rates to decline in the intermediate-term and inflationary expectations to rise in the longer-term. Investors took comfort in the Federal Reserve taking such actions to help provide support for the economy and guide it towards a sustainable recovery.

Over the course of the period, global economic growth rebounded on the strength of emerging markets demand and growth. This has been key to improving investor sentiment and has driven the relative outperformance of some of the more export-oriented sectors including producer durables, materials and processing, and technology. The consumer discretionary sector which was the best-performing sector over the one-year period, benefited from both international demand and a modest domestic recovery. Increased global wealth has driven up demand for aspirational goods and services, with leisure travel, lodging and gaming all benefiting.

Domestically, retailers with strong market share and the ability to increase profit margins performed well. The utilities sector outperformed as well. Demand for companies with a lower degree of perceived downside risk increased, as did the desire for steady sources of income. On the other end of the return spectrum, the financial services sector underperformed relative to the benchmark. Increasing financial regulations and an uncertain business landscape made investors wary of investing in banks, brokerage companies and other financial institutions. Concerns over additional losses related to the housing market and uncertainty over the health of loan portfolios also concerned investors. Health care stocks lagged as well, due largely to the uncertainty associated with the passage of new health care legislation and its impact on corporate profitability. Energy stocks underperformed due to concerns over weaker demand growth for gas and oil in a sluggish economic recovery. Potential fallout from the Gulf Coast oil spill also created uncertainty around deep water exploration and drilling firms. Lastly, the consumer staples sector lagged despite strong demand from overseas markets, as investors gravitated away from these companies’ higher relative valuations and the potential margin pressure they could face if commodity prices rise.

Overall, the period was marked by a high degree of correlation among stock price movements across large segments of the benchmark. As such, benchmark and market returns were driven by the performance of the higher and lower ends of

4	Market Summary

Russell Investment Company

the risk spectrum, where there was more stock price return differentiation. This was largely a result of significant oscillations in investor sentiment driven by macro-economic news and events. This resulted in a “risk on/risk off” phenomenon. Positive economic and company specific news resulted in a “risk on” scenario where companies with more economic sensitivity outperformed the benchmark when “risk” was in favor. In contrast, negative news on the economy, employment, housing and the European sovereign debt situation resulted in a highly risk-averse (“risk off”) environment in which investors sought safe haven or more defensively-oriented investments. Throughout the fiscal year it was a struggle between these two forces, as investors were heavily swayed more by macro-economic news than by company-specific data.

The high degree of uncertainty in the market regarding regulatory, fiscal and monetary policy resulted in a challenging active management environment in U.S. equities. Value-oriented managers had a particularly difficult time due to their almost perennial underweight to the strongly-performing utilities sector, while growth-oriented managers fared better. The relative outperformance of consumer staples and parts of the health care sector in the more defensive periods decreased returns for value managers. Additionally, commodity-oriented stocks performed relatively well as investors bet on a sustainable global economic recovery. In contrast, value managers were overweight in technology and consumer discretionary sector companies that they believed had relatively higher and more sustainable growth characteristics. The more cyclical consumer and technology companies, as well as those focusing on lower-end domestic consumer spending and targeting international growth-performed relatively well.

Growth managers fared relatively well as investors favored growth companies, pushing up the price of stocks associated with international and emerging markets. This applied to technology and consumer product companies, as well as agricultural, commodities and industrial companies producing goods and basic resources needed to satisfy emerging market demand. The stocks of the fastest growing companies outperformed the stocks of companies whose earnings grew at a slower rate. This is based on return data categorizing stocks according to each company’s 5-year historical EPS Growth, 1-Year Sales Growth, and IBES Long-Term Forecasted Growth.

Driven by expectations for a moderate global economic recovery, stock prices in the U.S. rose strongly across the investment style and market capitalization spectra.

For the period, the Russell 1000® Growth Index returned 16.7% and the Russell 1000® Value Index returned 15.51%, while the Russell 2000® Growth Index returned 29.1% and the Russell 2000® Value Index returned 24.5%. Small capitalization stocks outperformed large capitalization stocks for the one year period as the Russell 2000® Index returned 26.9% and the Russell 1000® Index returned 16.1% for the period. Mid capitalization stocks once again performed well over the period, while micro capitalization stocks performed best as the Russell Midcap® Index returned 25.47% and the Russell Microcap® Index returned 28.9% for the fiscal year.

The Lipper® Small Cap Value Funds Average outperformed the Russell 2000® Value Index by 1.25%, the Lipper® Small Cap Core Funds Average underperformed the Russell 2000® Index by 1.12% and the Lipper® Small Cap Growth Funds Average underperformed the Russell 2000® Growth Index by 2.05%. The Lipper® Large Cap Growth Funds Average underperformed the Russell 1000® Growth Index by 1.58%, the Lipper® Large Cap Core Funds Average underperformed the Russell 1000® Index by 3.94% and the Lipper® Large Cap Value Funds Average underperformed the Russell 1000® Value Index by 1.81%.

Non-U.S. Developed Equity Markets

2010 was a rollercoaster year for investors. The Non-U.S. developed equity markets as measured by the MSCI EAFE Index rose 7.75% during the year, with most of the Index’s gains coming in the second half of the year. Fears of the European sovereign debt crisis igniting another global economic downturn subsided as a gradual recovery became more likely. Markets fell sharply at the end of April and remained extremely volatile until September, when riskier stocks began to improve as investors gained optimism. On a month-by-month basis, market leadership was inconsistent, but trends became more apparent when the whole of 2010 was taken into account.

The risk factor that was most rewarded was high beta, followed by high price-volatility and high price-momentum. All three factors are a reflection of the market environment that benefited riskier stocks. The prices of high beta stocks tend to rise faster than the broad market in positive return environments, but also fall faster when markets are negative. The price volatility factor represents stocks whose prices tend to change more than the average stock, meaning performance gains and losses are amplified. This is similar to market beta, except that there isn’t necessarily a relationship between the performance of the market and its underlying stocks. Stocks with high-price momentum performed better than the market during the fiscal year. Their outperformance indicates that stocks that did well in 2009 continued to

Market Summary	5

Russell Investment Company

outperform in 2010. Momentum made a comeback in 2010, as many of the stocks that rose in 2009 continued to lead the market. Stocks that are typically considered higher-quality, those with high profitability or return on equity, underperformed. However, companies with high financial leverage performed poorly. Financial leverage is a characteristic that investors can use to determine balance sheet quality. Financial leverage is the degree to which a company is utilizing borrowed money (debt) to finance its operations. Financial leverage can boost profits in certain periods, but when debt repayment is a concern, as it was in 2010, companies with a high-level of financial leverage can perform poorly. Growth stocks significantly outperformed value stocks, with the MSCI EAFE Growth Index returning 12.25% and outperforming the MSCI EAFE Value Index by 9.0%.

Small capitalization stocks outperformed large capitalization stocks by a wide margin, as measured by the MSCI EAFE Small Cap Index and the MSCI EAFE Index. U.S. stocks, as measured by the Russell 1000® Index, outperformed developed non-U.S. stocks, as measured by the MSCI EAFE Index, by more than 8.35%, indicating that signs of economic recovery were more evident in the U.S. Extremely negative performance outcomes by the PIIGS countries (Portugal, Ireland, Italy, Greece and Spain), catalyzed by fears surrounding sovereign debt, weighed heavily on international markets. Greece and Spain were penalized most, with returns of -44.87% and -21.95%, respectively, as measured by the MSCI Greece Index and MSCI Spain Index. Both countries’ performance suffered due to uncertainty regarding their ability to service sovereign debt, but experienced some recovery toward the end of the year. Although markets tended to reward risk, stocks with severe debt issues lagged the market. Investors’ dislike for financial leverage impacted country-level returns as well. The weak performance from Greece and Spain confirm this sentiment. Japan, as measured by MSCI Japan, out-performed the MSCI EAFE Index returning 15.44% for the year. Emerging markets companies continued to outpace developed markets companies with the strong return of 18.88%, as measured by the MSCI Emerging Markets Index. Argentina, Thailand, and Peru were the best performing emerging markets countries, all returning over 50% for the year, as measured by the MSCI Argentina Index, MSCI Thailand Index and MSCI Peru Index. China severely underperformed the broader MSCI Emerging Markets Index and the MSCI EAFE Index with a positive return of only 4.63%, as measured by the MSCI China Index , due to inflationary pressures and fears of economic overheating.

The industrials sector was the best performing of the ten sectors in the MSCI EAFE Index, with a return of 20.39%. The companies that make up the sector tend to be economically sensitive and thus performed well given the improving economic environment. Consumer discretionary stocks benefited from the upswing in consumer spending and the sector ended the year up 19.73%. The materials, technology and consumer staples sectors also out-performed the MSCI EAFE Index. Utilities and financials were the only two sectors with negative performance during the year, with returns of -4.88% and -1.62%, respectively, as measured by the MSCI EAFE Utilities and MSCI EAFE Financials Sector Indices. Consumer stocks were led by automobiles and retail. There remains a great deal of skepticism surrounding the health of commercial banks.

Emerging Markets

The MSCI Emerging Markets Index (“the Index”) was up 18.88% over the fiscal year ended December 31, 2010. In spite of persistent volatility, Emerging Markets finished ahead of Developed Markets, which gained 11.76% over the year, as measured by the MSCI Daily TR Net Developed Markets Index in U.S. dollar terms.

Emerging market gains during 2010 were largely driven by a strong recovery in the second half of the fiscal year as the global economic backdrop turned positive. The Index had a modest return of 2.40% during the first calendar quarter, driven by concerns over the sustainability of economic recovery resulting from moves to withdraw stimulus funding in the U.S. and China and by concerns about a growing debt crisis in Europe.

This was followed by a negative and challenging second quarter in which emerging market stocks, commodities and currencies fell sharply, as investor appetite for risk diminished in favor of safer assets, including gold — which reached a record high — and the U.S. dollar. The Index gave up 8.37%, led by heavy losses in May, when the Index endured its worst month since October 2008. The intensifying debt crisis in Europe, evidence of a slowdown in the U.S. and Chinese economies, a massive overhaul of the U.S. banking system and a crisis on the Korean peninsula all had a negative impact.

Emerging market stocks went on to rally sharply over the third quarter, notably in July and September, when the Index enjoyed its best monthly gain since July 2009. The Index gained 18.03% over the period, helped by the secular growth stories that prevailed in certain markets. Investors were also buoyed by news in July that the IMF had raised its global growth forecast and by second-quarter earnings releases from a number of the world’s biggest companies that were well in excess of expectations. Gains were reinforced by more upbeat news from Europe, where the results of the stress tests on banks were largely welcomed.

6	Market Summary

Russell Investment Company

The positive trend continued in the fourth quarter, driven by further signs of a burgeoning recovery in the U.S., strong growth in China and by speculation that the second round of quantitative easing (i.e., a policy by which the Federal Reserve purchases U.S. treasuries with newly created central bank money) would help global growth accelerate. A very positive third quarter earnings season and central bank intervention in Europe also helped offset the negative impact of monetary tightening in China and renewed concerns over the debt crisis in Western Europe.

Throughout, there was notable dispersion across country returns over the calendar year, with the smaller emerging market countries performing best. Thailand gained 55.71%, as measured by the MSCI Daily TR Net Emerging Markets Thailand Index. In Latin America, key beneficiaries of the demand for raw materials and the increased risk appetite were strongest, including Peruvian stocks, which gained 53.32%, as measured by the MSCI Daily TR Net Emerging Markets Peru Index, Chilean stocks, which increased 44.16%, as measured by the MSCI daily TR Net Emerging Markets Chile Index in U.S. dollar terms, and Colombian stocks, which gained 43.41%, as measured by the MSCI Daily TR Net Emerging Markets Colombia Index in U.S. dollar terms.

From a regional standpoint, returns in Europe were generally weaker, reflected by the negative returns from Hungary, which declined 9.58%, as measured by the MSCI Daily TR Net Emerging Markets Hungary Index in U.S. dollar terms, and the Czech Republic, which fell 2.53%, as measured by MSCI Daily TR Net Emerging Markets Czech Republic Index in U.S. dollar terms. The larger emerging market countries China and Brazil also stood out in that both had modest returns over the calendar year relative to others, gaining just 4.63% and 6.54%, respectively, as per the MSCI daily TR Net Emerging Markets China Index in U.S. dollar terms and MSCI Daily TR Net Emerging Markets Brazil Index in U.S. dollar terms. At the sector level, the consumer theme dominated returns, with consumer staples stocks gaining 30.35%, as measured by the MSCI Daily TR Net Emerging Markets Consumer Staples Index in U.S. dollar terms, and consumer discretionary stocks gaining 31.40%, as measured by the MSCI Daily TR Net Emerging Markets Consumer Discretionary Index in U.S. dollar terms. This was well ahead of the more defensive utilities sector, which gained 8.10%, as measured by the MSCI Daily TR Net Emerging Markets Utilities Index in U.S. dollar terms, and energy, which gained 9.91%, as measured by the MSCI Daily TR Net Emerging Markets Energy Index in U.S. dollar terms over the calendar year.

Small capitalization stocks, as measured by the MSCI Daily TR Net Emerging Markets Small Cap Index in U.S. dollar terms, gained 27.17%, beating larger-capitalization counterparts, which rose 18.34%, as measured by the MSCI Daily TR Net Emerging Markets Large Cap Index in U.S. dollar terms.

U.S./Global Fixed Income Markets

Over most of the fiscal year ended December 31, 2010, fixed income markets largely continued the global credit rally that started in the early part of 2009, which began with the announcement of government stimulus programs and the release of generally positive U.S. bank stress test results. Despite bouts of volatility brought on by concerns around European sovereign debt, the uncertainty of U.S. economic recovery, the Gulf Coast oil spill, and Federal Reserve market intervention, U.S. interest rates declined and broad bond market indices did well: The 2-year Treasury yield decreased 54 bps to 0.60% and the 10-year yield decreased 54 bps to 3.30%; the Barclays Capital U.S. Aggregate (investment grade) Bond Index, U.S. High Yield Bond Index and Emerging Market Bond Index returned 6.54%, 15.12% and 12.84%, respectively.

There was little market turmoil at the beginning of 2010. Investors anticipated that the U.S. economic recovery would soon stabilize and transition off of government stimulus support. As an example of this, at the end of March 2010, the U.S. Federal Reserve Bank (the Fed) completed its $1.25 trillion agency mortgage-backed security buying program without credit markets being materially disturbed.

By late April and early May, investors saw the return of volatility: The Greek and peripheral European sovereign debt crisis made investors anxious that credit events originating in one region could again spread to other parts of the world. At the same time, the Gulf Coast oil spill reminded investors that unexpected and seemingly random negative events could still pop up and roil financial markets. The U.S. Treasury yield curve reflected this anxiety, with the two-year Treasury yield dropping from 0.58% to 0.60%, and the ten-year Treasury yield dropping from 1.06% to 2.93%i, as investors ran to (and bid up the prices on) low-risk debt backstopped by the U.S. government. Simultaneously, the Fed again became concerned with the U.S. economy, and began to signal that it would hold the overnight target rate at its historically low range of 0.00% to 0.25% for an extended period (which it did through the end of the year). This effectively signaled to investors who had been expecting a rate increase by the end of 2010 to not look for one until well into 2011. Included in this message was that the Fed believed deflation was a greater near-term risk than inflation.

The housing market, which precipitated the financial crisis in the summer of 2007, continued to have an impact on the overall market throughout the year. Investors were concerned about the effectiveness of U.S. government programs to

Market Summary	7

Russell Investment Company

help borrowers refinance or modify their mortgages in an attempt to stem the rising tide of foreclosures. This problem was exacerbated in the latter part of the year with news that several large residential mortgage servicers were halting foreclosures due to inaccurate or incomplete paperwork, and lawsuits were filed that contended banks did not legally have the right to proceed with certain foreclosures. Despite these issues (which remained unresolved at year end), over the period both residential and commercial mortgage-backed securities performed well, both in terms of total return and relative returns as compared to equivalent-duration U.S. Treasuries.

Despite the aforementioned bouts of volatility, it was the Fed’s announcement of more support in the form of another round of quantitative easing dubbed “QE2” (i.e., purchasing U.S. Treasuries with newly created central bank money) that caused the fixed income market to fluctuate and turn negative in the last two months of the year. The Fed had previously indicated the possibility of another round of monetary easing and the general expectation had been that QE2 would keep Treasury rates low and thus bode well for credit markets. However, investors focused on the inflationary and U.S. dollar-depressing effects of QE2, with many openly criticizing the $600 billion program. This caused Treasury yields to reverse course and start heading back up. During the first ten months of the year, the 2-year Treasury yield decreased 80 bps to 0.34% and the 10-year yield decreased 124 bps to 2.60%. Following the announcement of QE2, over November and December, 2-year and 10-year Treasury yields increased 26 bps and 69 bps, respectively. Thus, it was the Fed’s effort to bolster the economy that caused Treasuries to return -2.6% in the fourth quarter of 2010, which in turn moved the U.S. Aggregate Bond Index to post its first negative quarterly total return in two years.

i	April-June 2010 peak-to-through changes

8	Market Summary

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Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

2017 Retirement Distribution Fund - A Shares #‡
	Total Return
1 Year	4.19%
Inception*	(6.30	)%§

Russell 1000® Index **
	Total Return
1 Year	16.10%
Inception*	(2.37	)%§

Barclays Capital U.S. Aggregate Bond Index ***
	Total Return
1 Year	6.54%
Inception*	5.90	%§

MSCI EAFE® Index Net (USD) ****
	Total Return
1 Year	7.75%
Inception*	(7.02	)%§

10	2017 Retirement Distribution Fund — A Shares

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2017 Retirement Distribution Fund — A Shares (“Fund”) seeks to provide a stated annual target distribution for 10 years from its inception. As a secondary objective, the Fund seeks preservation of a portion of the capital initially invested.

How did the Fund perform for the fiscal year ended December 31, 2010?

The Fund is intended to provide for distribution or “decumulation” of assets during retirement. The Fund is not intended for pre-retirement wealth accumulation. The investment strategy of the Fund is fundamentally different than standard accumulation-oriented mutual funds.

For the fiscal year ended December 31, 2010, the 2017 Retirement Distribution Fund — A Shares had a return of 10.55%. The Fund outperformed both the Barclays Capital U.S. Aggregate Bond Index and the MSCI EAFE® Index (net), which had returns of 6.54% and 7.75%, respectively, for the same period. The Fund underperformed the Russell 1000® Index, which had a return of 16.10%.

The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the period. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are shown above. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

How did the market conditions described in the Market Summary report and the investment strategies and techniques employed by the Fund affect the Fund?

The dynamic asset allocation strategy used by the Fund to allocate assets among Underlying Funds is determined pursuant to a quantitative investment model. Based on the Fund’s specific characteristics, such as the net asset value (“NAV”), time horizon remaining, and target annual distribution, the investment model selected a moderately-oriented allocation of 41.52% to equity Underlying Funds and 58.48% to fixed income Underlying Funds to begin 2010. This positioning was modestly detrimental over the first half of the year as equity securities generally underperformed fixed-income securities through June 30, 2010. Investors’ concerns about the strength of the global economic recovery and fears of sovereign debt default in Europe created uncertainty that made riskier asset classes, such as equity securities, less attractive in the second quarter. Fixed income securities, especially credit-related and non-agency mortgage-backed securities, performed relatively well as the attractive yields of such securities generated demand in the midst of heightened volatility in the equity securities markets. By the end of June 2010, the Russell 1000® Index and MSCI EAFE® Index (net) were down 6.4% and 13.23%, respectively, while the Barclays Capital U.S. Aggregate Index had gained 5.33%. The Fund’s NAV decreased slightly over the first half of the year, and the investment model maintained an allocation of 45.01% to equity Underlying Funds and 54.99% to fixed income Underlying Funds at the end of the second quarter, which was similar to the allocation selected at the beginning of 2010.

A moderate exposure to equity Underlying Funds in the second half of the year increased the Fund’s returns as equity securities rallied in the final four months of 2010. Improving economic data and the Federal Reserve’s announced intent to purchase long-dated Treasury securities increased demand for equity securities, which helped both U.S. and non-U.S. equity securities finish the year with positive returns. As the Fund’s NAV increased in the second half of the year, the investment model shifted to favor investment in equity Underlying Funds relative to fixed income Underlying Funds, which further improved the Fund’s returns in the third and fourth quarters of 2010. On December 22, 2010, the Fund made its third distribution payment and the investment model was adjusted to reflect Russell’s latest capital markets assumptions. The revised investment model, which included relatively less optimistic future return assumptions for each of the primary asset classes, selected a more conservative asset allocation for the remainder of 2010. By the end of the year, the Fund’s allocation to equity Underlying Funds fell to 46.52%, with the remaining 53.48% invested in fixed income Underlying Funds, after having reached a peak allocation to equity Underlying Funds of 74.54%, with the remaining 25.46% invested in fixed income Underlying Funds.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

Other than those discussed above, the Fund made no other changes to its structure or allocation to the Underlying Funds.

2017 Retirement Distribution Fund — A Shares	11

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued shares on January 2, 2008.

#	The performance shown has been adjusted to reflect deduction of the maximum sales charge of 5.75%.

‡	The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are presented. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

***	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

****

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) is an index, with dividends reinvested, representative of the securities markets of 20 developed countries in Europe, Australasia and the Far East.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12	2017 Retirement Distribution Fund — A Shares

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Shareholder Expense Example — December 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2010	$1,000.00	$1,000.00
Ending Account Value
December 31, 2010	$1,142.90	$1,022.58
Expenses Paid During Period*	$2.81	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

2017 Retirement Distribution Fund — A Shares	13

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Schedule of Investments — December 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 101.2%
Other Russell Investment Company Series Mutual Funds

Bonds - 53.2%
Russell Short Duration Bond Fund	12,428	240
Russell Strategic Bond Fund	67,493	719

		959

Domestic Equities - 24.7%
Russell U.S. Core Equity Fund	7,042	196
Russell U.S. Quantitative Equity Fund	6,589	189
Russell U.S. Small & Mid Cap Fund	2,586	59

		444

International Equities - 19.9%
Russell Emerging Markets Fund	2,115	44
Russell Global Equity Fund	12,678	113
Russell International Developed Markets Fund	6,334	201

		358

Real Assets - 3.4%
Russell Global Real Estate Securities Fund	1,700	61

Total Investments - 101.2% (identified cost $1,661)		1,822

Other Assets and Liabilities, Net - (1.2%)		(21)

Net Assets - 100.0%		1,801

See accompanying notes which are an integral part of the financial statements.

14	2017 Retirement Distribution Fund — A Shares

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Russell Investment Company

2017 Accelerated Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

2017 Accelerated Distribution Fund - A Shares #‡
	Total Return
1 Year	6.08%
Inception*	(0.01	)%§

Russell 1000® Index **
	Total Return
1 Year	16.10%
Inception*	(2.37	)%§

Barclays Capital U.S. Aggregate Bond Index ***
	Total Return
1 Year	6.54%
Inception*	5.90	%§

MSCI EAFE® Index Net (USD) ****
	Total Return
1 Year	7.75%
Inception*	(7.02	)%§

16	2017 Accelerated Distribution Fund — A Shares

Russell Investment Company

2017 Accelerated Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2017 Accelerated Distribution Fund — A Shares (“Fund”) seeks to provide a stated annual target distribution for 10 years from its inception.

How did the Fund perform for the fiscal year ended December 31, 2010?

The Fund is intended to provide for distribution or “decumulation” of assets during retirement. These Funds are not intended for pre-retirement wealth accumulation. The investment strategy of these Funds is fundamentally different than standard accumulation-oriented mutual funds.

For the fiscal year ended December 31, 2010, the 2017 Accelerated Distribution Fund — A Shares had a return of 12.61%. The Fund outperformed the Barclays Capital U.S. Aggregate Bond Index and the MSCI EAFE® Index (net), which had returns of 6.54% and 7.75%, respectively, during the same period. The Fund underperformed the Russell 1000® Index, which had a return of 16.10%

The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the period. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are shown above. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

How did the market conditions described in the Market Summary report and the investment strategies and techniques employed by the Fund affect the Fund?

The dynamic asset allocation strategy used by the Fund to allocate assets among Underlying Funds is determined pursuant to a quantitative investment model. Based on the Fund’s specific characteristics, such as the net asset value (“NAV”), time horizon remaining, and target annual distribution, the investment model selected a conservatively oriented allocation of 8.71% to equity Underlying Funds, 64.79% to fixed income Underlying Funds, and 26.5% to cash and cash equivalents to begin 2010. This positioning was beneficial over the first half of the year as fixed income securities generally outperformed equity securities through June 30, 2010. Investors’ concerns about the strength of the global economic recovery and fears of sovereign debt default in Europe created uncertainty that made riskier asset classes, such as equity securities, less attractive in the second quarter. Fixed income securities, especially credit-related and non-agency mortgage-backed securities, performed well as the attractive yields of such securities generated demand in the midst of heightened volatility in the equity securities markets. By the end of June 2010, the Russell 1000® Index and MSCI EAFE® Index Net (USD) were down 6.4% and 13.23%, respectively, while the Barclays Capital U.S. Aggregate Index had gained 5.33%. The Fund’s NAV increased slightly over the first half of the year, and the investment model shifted the Fund’s allocation to a moderately more aggressive allocation of 20.73% to equity Underlying Funds, 65.37% to fixed income Underlying Funds, and 13.90% to cash and cash equivalents at the end of June 2010.

The Fund’s increased exposure to equity Underlying Funds in the second half of the year increased the Fund’s returns as equity securities rallied in the final four months of the year. Improving economic data and the Federal Reserve’s announced intent to purchase long-dated Treasury securities increased demand for equity securities, which helped both U.S. and non-U.S. equity securities finish the year with positive returns. As the Fund’s NAV increased in the second half of the year, the investment model shifted the Fund’s allocation further into equity Underlying Funds, which had the effect of increasing the returns of the Fund. On December 22, 2010, the Fund made its third distribution payment and the investment model adjusted to reflect Russell’s latest capital markets assumptions. The revised investment model, which included relatively less optimistic future return assumptions for each of the primary asset classes, resulted in a shift to a more conservative asset allocation for the Fund. By the end of the year, the allocation fell to 26.14% invested in equity Underlying Funds, 55.72% invested in fixed income Underlying Funds, and 18.14% invested in cash and cash equivalents, after having reached a peak allocation of 84.38% to equity Underlying Funds and 15.62% to fixed income Underlying Funds.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

Other than those discussed above, the Fund made no other changes to its structure or allocation to the Underlying Funds.

2017 Accelerated Distribution Fund — A Shares	17

Russell Investment Company

2017 Accelerated Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued shares on January 2, 2008.

#	The performance shown has been adjusted to reflect deduction of the maximum sales charge of 5.75%.

‡	The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are presented. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

***	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

****

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) is an index, with dividends reinvested, representative of the securities markets of 20 developed countries in Europe, Australasia and the Far East.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18	2017 Accelerated Distribution Fund — A Shares

Russell Investment Company

2017 Accelerated Distribution Fund — A Shares

Shareholder Expense Example — December 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2010	$1,000.00	$1,000.00
Ending Account Value December 31, 2010	$1,119.10	$1,022.58
Expenses Paid During Period*	$2.78	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

2017 Accelerated Distribution Fund — A Shares	19

Russell Investment Company

2017 Accelerated Distribution Fund — A Shares

Schedule of Investments — December 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 102.1%
Other Russell Investment Company Series Mutual Funds

Bonds - 61.3%
Russell Short Duration Bond Fund	9,483	183
Russell Strategic Bond Fund	51,631	550

		733

Domestic Equities - 14.9%
Russell U.S. Core Equity Fund	2,816	79
Russell U.S. Quantitative Equity Fund	2,622	75
Russell U.S. Small & Mid Cap Fund	1,044	24

		178

International Equities - 11.8%
Russell Emerging Markets Fund	838	17
Russell Global Equity Fund	5,018	45
Russell International Developed Markets Fund	2,494	79

		141

Real Assets - 2.0%
Russell Global Real Estate Securities Fund	670	24

Short-Term Investments - 12.1%
Russell Money Market Fund	144,293	144

Total Investments - 102.1% (identified cost $1,156)		1,220

Other Assets and Liabilities, Net - (2.1%)		(25)

Net Assets - 100.0%		1,195

See accompanying notes which are an integral part of the financial statements.

20	2017 Accelerated Distribution Fund — A Shares

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Russell Investment Company

2027 Extended Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

2027 Extended Distribution Fund - A Shares #‡
Total Return
1 Year	(2.69)%
Inception*	(3.35)%

Russell 1000® Index **
Total Return
1 Year	16.10%
Inception*	(2.37)%

Barclays Capital U.S. Aggregate Bond Index ***
Total Return
1 Year	6.54%
Inception*	5.90%

MSCI EAFE® Index Net (USD) ****
Total Return
1 Year	7.75%
Inception*	(7.02)%

22	2027 Extended Distribution Fund — A Shares

Russell Investment Company

2027 Extended Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2027 Extended Distribution Fund — A Shares (“Fund”) seeks to provide a stated annual target distribution for 20 years from its inception. As a secondary objective, the Fund seeks preservation of a portion of the capital initially invested.

How did the Fund perform for the fiscal year ended December 31, 2010?

The Fund is intended to provide for distribution or “decumulation” of assets during retirement. The Fund is not intended for pre-retirement wealth accumulation. The investment strategy of the Fund is fundamentally different than standard accumulation-oriented mutual funds.

For the fiscal year ended December 31, 2010, the 2027 Extended Distribution Fund — A Shares had a return of 3.21%. The Fund underperformed the Russell 1000® Index, the Barclays Capital U.S. Aggregate Bond Index, and the MSCI EAFE® Index (net), which had returns of 16.10%, 6.54%, and 7.75%, respectively, during the same period. The Fund’s performance underperformed the three indices primarily as a result of its allocation to cash and cash equivalents, which the investment model maintains to increase the likelihood that the Fund is able to make all distributions in the remaining years of the Fund.

The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the period. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are shown above. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

How did the market conditions described in the Market Summary report and the investment strategies and techniques employed by the Fund affect the Fund?

The dynamic asset allocation strategy used by the Fund to allocate assets among Underlying Funds is determined pursuant to a quantitative investment model. Based on the Fund’s specific characteristics, such as the net asset value (“NAV”), time horizon remaining, and target annual distribution, the investment model selected a conservatively oriented allocation of 4.56% to equity Underlying Funds, 45.52% to fixed income Underlying Funds, and 49.92% to cash and cash equivalents to begin 2010. This positioning was beneficial over the first half of the year as fixed income securities generally outperformed equity securities through June 30, 2010. Investors’ concerns about the strength of the global economic recovery and fears of sovereign debt default in Europe created uncertainty that made riskier asset classes, such as equity securities, less attractive in the second quarter. Fixed income securities, especially credit-related and non-agency mortgage-backed securities, performed well as the attractive yields of such securities generated demand in the midst of heightened volatility in the equity securities markets. By the end of June 2010, the Russell 1000® Index and MSCI EAFE® Index (net) were down 6.4% and 13.23%, respectively, while the Barclays Capital U.S. Aggregate Index had gained 5.33%. The Fund’s NAV increased slightly over the first half of the year, and the investment model shifted the Fund’s allocation to 6.43% invested in equity Underlying Funds, 20.99% invested in fixed income Underlying Funds and 72.58% invested in cash and cash equivalents.

The Fund’s exposure to equity Underlying Funds and fixed income Underlying Funds in the second half of the year increased the Fund’s returns as equity securities rallied in the final four months of the year. However, the Fund’s relatively high allocation to cash and cash equivalents caused the Fund to lag the broad market indices. Improving economic data and the Federal Reserve’s announced intent to purchase long-dated Treasury securities increased demand for equity securities, which helped both U.S. and non-U.S. equity securities finish the year with positive returns. As the Fund’s NAV increased in the second half of the year, the investment model shifted the Fund’s allocation moderately from cash and cash equivalents and further into fixed income Underlying Funds, which improved the returns of the Fund. On December 22, 2010, the Fund made its third distribution payment and the investment model was adjusted to reflect Russell’s latest capital markets assumptions. The revised investment model, which included relatively less optimistic future return assumptions for each of the primary asset classes, resulted in a shift in the Fund’s allocation. By the end of 2010, the allocation changed to 15.57% invested in equity Underlying Funds, 50.10% invested in fixed income Underlying Funds and 34.33% invested in cash and cash equivalents.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

Other than those discussed above, the Fund made no other changes to its structure or allocation to the Underlying Funds.

2027 Extended Distribution Fund — A Shares	23

Russell Investment Company

2027 Extended Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued shares on January 2, 2008.

#	The performance shown has been adjusted to reflect deduction of the maximum sales charge of 5.75%.

‡	The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are presented. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

***	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

****

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) is an index, with dividends reinvested, representative of the securities markets of 20 developed countries in Europe, Australasia and the Far East.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24	2027 Extended Distribution Fund — A Shares

Russell Investment Company

2027 Extended Distribution Fund — A Shares

Shareholder Expense Example — December 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2010	$1,000.00	$1,000.00
Ending Account Value
December 31, 2010	$1,020.40	$1,022.58
Expenses Paid During Period*	$2.65	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

2027 Extended Distribution Fund — A Shares	25

Russell Investment Company

2027 Extended Distribution Fund — A Shares

Schedule of Investments — December 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.9%
Other Russell Investment Company Series Mutual Funds

Bonds - 50.5%
Russell Short Duration Bond Fund	12,964	250
Russell Strategic Bond Fund	71,049	757

		1,007

Domestic Equities - 8.1%
Russell U.S. Core Equity Fund	2,545	71
Russell U.S. Quantitative Equity Fund	2,382	69
Russell U.S. Small & Mid Cap Fund	926	21

		161

International Equities - 6.5%
Russell Emerging Markets Fund	774	16
Russell Global Equity Fund	4,582	41
Russell International Developed Markets Fund	2,304	73

		130

Real Assets - 1.2%
Russell Global Real Estate Securities Fund	631	23

Short-Term Investments - 34.6%
Russell Money Market Fund	690,251	690

Total Investments - 100.9% (identified cost $1,960)		2,011

Other Assets and Liabilities, Net - (0.9%)		(18)

Net Assets - 100.0%		1,993

See accompanying notes which are an integral part of the financial statements.

26	2027 Extended Distribution Fund — A Shares

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Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

2017 Retirement Distribution Fund - S Shares ‡
	Total Return
1 Year	11.18%
Inception*	(4.70	)%§

Russell 1000® Index **
	Total Return
1 Year	16.10%
Inception*	(2.37	)%§

Barclays Capital U.S. Aggregate Bond Index ***
	Total Return
1 Year	6.54%
Inception*	5.90	%§

MSCI EAFE® Index Net (USD) ****
	Total Return
1 Year	7.75%
Inception*	(7.02	)%§

28	2017 Retirement Distribution Fund — S Shares

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2017 Retirement Distribution Fund — S Shares (“Fund”) seeks to provide a stated annual target distribution for 10 years from its inception. As a secondary objective, the Fund seeks preservation of a portion of the capital initially invested.

How did the Fund perform for the fiscal year ended December 31, 2010?

The Fund is intended to provide for distribution or “decumulation” of assets during retirement. The Fund is not intended for pre-retirement wealth accumulation. The investment strategy of the Fund is fundamentally different than standard accumulation-oriented mutual funds.

For the fiscal year ended December 31, 2010, the 2017 Retirement Distribution Fund — S Shares had a return of 11.18%. The Fund outperformed both the Barclays Capital U.S. Aggregate Bond Index and the MSCI EAFE® Index (net), which had returns of 6.54% and 7.75%, respectively, for the same period. The Fund underperformed the Russell 1000® Index, which had a return of 16.10%.

The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the period. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are shown above. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

How did the market conditions described in the Market Summary report and the investment strategies and techniques employed by the Fund affect the Fund?

The dynamic asset allocation strategy used by the Fund to allocate assets among Underlying Funds is determined pursuant to a quantitative investment model. Based on the Fund’s specific characteristics, such as the net asset value (“NAV”), time horizon remaining, and target annual distribution, the investment model selected a moderately-oriented allocation of 36.49% to equity Underlying Funds and 63.51% to fixed income Underlying Funds to begin 2010. This positioning was modestly detrimental over the first half of the year as equity securities generally underperformed fixed income securities through June 30, 2010. Investors’ concerns about the strength of the global economic recovery and fears of sovereign debt default in Europe created uncertainty that made riskier asset classes, such as equity securities, less attractive in the second quarter. Fixed income securities, especially credit-related and non-agency mortgage-backed securities, performed relatively well as the attractive yields of such securities generated demand in the midst of heightened volatility in the equity securities markets. By the end of June 2010, the Russell 1000® Index and MSCI EAFE® Index (net) were down 6.4% and 13.23%, respectively, while the Barclays Capital U.S. Aggregate Index had gained 5.33%. The Fund’s NAV decreased slightly over the first half of the year, and the investment model maintained an allocation of 40.99% to equity Underlying Funds and 59.01% to fixed income Underlying Funds at the end of the second quarter, which was similar to the allocation selected at the beginning of 2010.

A moderate exposure to equity Underlying Funds in the second half of the year increased the Fund’s returns as equity securities rallied in the final four months of 2010. Improving economic data and the Federal Reserve’s announced intent to purchase long-dated Treasury securities increased demand for equity securities, which helped both U.S. and non-U.S. equity securities finish the year with positive returns. As the Fund’s NAV increased in the second half of the year, the investment model shifted to favor investment in equity Underlying Funds relative to fixed income Underlying funds, which further improved the Fund’s returns in the third and fourth quarters of 2010. On December 22, 2010, the Fund made its third distribution payment and the investment model was adjusted to reflect Russell’s latest capital markets assumptions. The revised investment model, which included relatively less optimistic future return assumptions for each of the primary asset classes, selected a more conservative asset allocation for the remainder of 2010. By the end of the year, the Fund’s allocation to equity Underlying Funds fell to 43.91%, with the remaining 56.09% invested in fixed income Underlying Funds, after having reached a peak allocation to equity Underlying Funds of 74.85%, with the remaining 25.15% invested in fixed income Underlying Funds.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

Other than those discussed above, the Fund made no other changes to its structure or allocation to the Underlying Funds.

2017 Retirement Distribution Fund — S Shares	29

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued shares on January 2, 2008.

‡	The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are presented. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

***	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

****

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) is an index, with dividends reinvested, representative of the securities markets of 20 developed countries in Europe, Australasia and the Far East.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

30	2017 Retirement Distribution Fund — S Shares

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Shareholder Expense Example — December 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2010	$1,000.00	$1,000.00
Ending Account Value
December 31, 2010	$1,138.90	$1,023.84
Expenses Paid During Period*	$1.46	$1.38

*	Expenses are equal to the Fund’s annualized expense ratio of 0.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

2017 Retirement Distribution Fund — S Shares	31

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Schedule of Investment — December 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.6%
Other Russell Investment Company Series Mutual Funds

Bonds - 56.4%
Russell Short Duration Bond Fund	22,424	432
Russell Strategic Bond Fund	121,616	1,297

		1,729

Domestic Equities - 22.7%
Russell U.S. Core Equity Fund	11,028	308
Russell U.S. Quantitative Equity Fund	10,314	295
Russell U.S. Small & Mid Cap Fund	4,023	92

		695

International Equities - 18.4%
Russell Emerging Markets Fund	3,356	70
Russell Global Equity Fund	19,921	177
Russell International Developed Markets Fund	9,929	315

		562

Real Assets - 3.1%
Russell Global Real Estate Securities Fund	2,671	96

Total Investments - 100.6% (identified cost $2,808)		3,082

Other Assets and Liabilities, Net - (0.6%)		(17)

Net Assets - 100.0%		3,065

See accompanying notes which are an integral part of the financial statements.

32	2017 Retirement Distribution Fund — S Shares

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Russell Investment Company

2017 Accelerated Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

2017 Accelerated Distribution Fund - S Shares ‡
	Total Return
1 Year	12.40%
Inception*	3.83	%§

Russell 1000® Index **
	Total Return
1 Year	16.10%
Inception*	(2.37	)%§

Barclays Capital U.S. Aggregate Bond Index ***
	Total Return
1 Year	6.54%
Inception*	5.90	%§

MSCI EAFE® Index Net (USD) ****
	Total Return
1 Year	7.75%
Inception*	(7.02	)%§

34	2017 Accelerated Distribution Fund — S Shares

Russell Investment Company

2017 Accelerated Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2017 Accelerated Distribution Fund — S Shares (“Fund”) seeks to provide a stated annual target distribution for 10 years from its inception.

How did the Fund perform for the fiscal year ended December 31, 2010?

The Fund is intended to provide for distribution or “decumulation” of assets during retirement. These Funds are not intended for pre-retirement wealth accumulation. The investment strategy of these Funds is fundamentally different than standard accumulation-oriented mutual funds.

For the fiscal year ended December 31, 2010, the 2017 Accelerated Distribution Fund — S Shares had a return of 12.40%. The Fund outperformed the Barclays Capital U.S. Aggregate Bond Index and the MSCI EAFE® Index (net), which had returns of 6.54% and 7.75%, respectively, during the same period. The Fund underperformed the Russell 1000® Index, which had a return of 16.10%.

The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the period. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are shown above. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

How did the market conditions described in the Market Summary report and the investment strategies and techniques employed by the Fund affect the Fund?

The dynamic asset allocation strategy used by the Fund to allocate assets among Underlying Funds is determined pursuant to a quantitative investment model. Based on the Fund’s specific characteristics, such as the net asset value (“NAV”), time horizon remaining, and target annual distribution, the investment model selected a conservatively oriented allocation of 7.51% to equity Underlying Funds, 55.37% to fixed income Underlying Funds, and 37.12% to cash and cash equivalents to begin 2010. This positioning was beneficial over the first half of the year as fixed income securities generally outperformed equity securities through June 30, 2010. Investors’ concerns about the strength of the global economic recovery and fears of sovereign debt default in Europe created uncertainty that made riskier asset classes, such as equity securities, less attractive in the second quarter. Fixed income securities, especially credit-related and non-agency mortgage-backed securities, performed well as the attractive yields of such securities generated demand in the midst of heightened volatility in the equity securities markets. By the end of June 2010, the Russell 1000® Index and MSCI EAFE® Index Net (USD) were down 6.4% and 13.23%, respectively, while the Barclays Capital U.S. Aggregate Index had gained 5.33%. The Fund’s NAV increased slightly over the first half of the year, and the investment model shifted the Fund’s allocation to a moderately more aggressive allocation of 19.87% to equity Underlying Funds, 62.29% to fixed income Underlying Funds, and 17.84% to cash and cash equivalents at the end of June 2010.

The Fund’s increased exposure to equity Underlying Funds in the second half of the year, increased the Fund’s returns as equity securities rallied in the final four months of the year. Improving economic data and the Federal Reserve’s announced intent to purchase long-dated Treasury securities increased demand for equity securities, which helped both U.S. and non-U.S. equity securities finish the year with positive returns. As the Fund’s NAV increased in the second half of the year, the investment model shifted the Fund’s allocation further into equity Underlying Funds, which had the effect of increasing the returns of the Fund. On December 22, 2010, the Fund made its third distribution payment and the investment model was adjusted to reflect Russell’s latest capital markets assumptions. The revised investment model, which included relatively less optimistic future return assumptions for each of the primary asset classes, resulted in a shift to a more conservative asset allocation for the Fund. By the end of 2010, the allocation fell to 26.14% invested in equity Underlying Funds, 55.72% invested in fixed income Underlying Funds, and 18.14% invested in cash and cash equivalents, after having reached a peak allocation of 80.31% to equity Underlying Funds and 19.69% to fixed income Underlying Funds.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

Other than those discussed above, the Fund made no other changes to its structure or allocation to the Underlying Funds.

2017 Accelerated Distribution Fund — S Shares	35

Russell Investment Company

2017 Accelerated Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued shares on January 2, 2008.

‡	The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are presented. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

***	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

****

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) is an index, with dividends reinvested, representative of the securities markets of 20 developed countries in Europe, Australasia and the Far East.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

36	2017 Accelerated Distribution Fund — S Shares

Russell Investment Company

2017 Accelerated Distribution Fund — S Shares

Shareholder Expense Example — December 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2010	$1,000.00	$1,000.00
Ending Account Value
December 31, 2010	$1,116.00	$1,023.84
Expenses Paid During Period*	$1.44	$1.38

*	Expenses are equal to the Fund’s annualized expense ratio of 0.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

2017 Accelerated Distribution Fund — S Shares	37

Russell Investment Company

2017 Accelerated Distribution Fund — S Shares

Schedule of Investments — December 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 101.5%
Other Russell Investment Company Series Mutual Funds

Bonds - 56.6%
Russell Short Duration Bond Fund	11,918	230
Russell Strategic Bond Fund	64,714	690

		920

Domestic Equities - 13.8%
Russell U.S. Core Equity Fund	3,556	99
Russell U.S. Quantitative Equity Fund	3,310	95
Russell U.S. Small & Mid Cap Fund	1,314	30

		224

International Equities - 10.9%
Russell Emerging Markets Fund	1,047	22
Russell Global Equity Fund	6,316	56
Russell International Developed Markets Fund	3,127	99

		177

Real Assets - 1.8%
Russell Global Real Estate Securities Fund	838	30

Short-Term Investments - 18.4%
Russell Money Market Fund	299,364	299

Total Investments - 101.5% (identified cost $1,559)		1,650

Other Assets and Liabilities, Net - (1.5%)		(24)

Net Assets - 100.0%		1,626

See accompanying notes which are an integral part of the financial statements.

38	2017 Accelerated Distribution Fund — S Shares

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Russell Investment Company

2027 Extended Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

2027 Extended Distribution Fund - S Shares ‡
	Total Return
1 Year	2.81%
Inception*	0.53	%§

Russell 1000® Index **
	Total Return
1 Year	16.10%
Inception*	(2.37	)%§

Barclays Capital U.S. Aggregate Bond Index ***
	Total Return
1 Year	6.54%
Inception*	5.90	%§

MSCI EAFE® Index Net (USD) ****
	Total Return
1 Year	7.75%
Inception*	(7.02	)%§

40	2027 Extended Distribution Fund — S Shares

Russell Investment Company

2027 Extended Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2027 Extended Distribution Fund — S Shares (“Fund”) seeks to provide a stated annual target distribution for 20 years from its inception. As a secondary objective, the Fund seeks preservation of a portion of the capital initially invested.

How did the Fund perform for the fiscal year ended December 31, 2010?

The Fund is intended to provide for distribution or “decumulation” of assets during retirement. The Fund is not intended for pre-retirement wealth accumulation. The investment strategy of the Fund is fundamentally different than standard accumulation-oriented mutual funds.

For the fiscal year ended December 31, 2010, the 2027 Extended Distribution Fund — S Shares had a return of 2.81%. The Fund underperformed the Russell 1000® Index, the Barclays Capital U.S. Aggregate Bond Index, and the MSCI EAFE® Index (net), which had returns of 16.10%, 6.54%, and 7.75%, respectively, during the same period. The Fund’s performance underperformed the three indices primarily as a result of its allocation to cash and cash equivalents, which the investment model maintains to increase the likelihood that the Fund is able to make all distributions in the remaining years of the Fund.

The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the period. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are shown above. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

How did the market conditions described in the Market Summary report and the investment strategies and techniques employed by the Fund affect the Fund?

The dynamic asset allocation strategy used by the Fund to allocate assets among Underlying Funds is determined pursuant to a quantitative investment model. Based on the Fund’s specific characteristics, such as the net asset value (“NAV”), time horizon remaining, and target annual distribution, the investment model selected a conservatively oriented allocation of 4.09% to equity Underlying Funds, 42.15% to fixed income Underlying Funds, and 53.76% to cash and cash equivalents to begin 2010. This positioning was beneficial over the first half of the year as fixed income securities generally outperformed equity securities through June 30, 2010. Investors’ concerns about the strength of the global economic recovery and fears of sovereign debt default in Europe created uncertainty that made riskier asset classes, such as equity securities, less attractive in the second quarter. Fixed income securities, especially credit-related and non-agency mortgage-backed securities, performed well as the attractive yields of such securities generated demand in the midst of heightened volatility in the equity securities markets. By the end of June 2010, the Russell 1000® Index and MSCI EAFE® Index (net) were down 6.4% and 13.23%, respectively, while the Barclays Capital U.S. Aggregate Index had gained 5.33%. The Fund’s NAV increased slightly over the first half of the year, and the investment model shifted the Fund’s allocation to 5.00% invested in equity Underlying Funds, 16.78% invested in fixed income Underlying Funds and 78.22% invested in cash and cash equivalents.

The Fund’s exposure to equity Underlying Funds and fixed income Underlying Funds in the second half of the year increased the Fund’s returns as equity securities rallied in the final four months of the year. However, the Fund’s relatively high allocation to cash and cash equivalents caused the Fund to lag the broad market indices. Improving economic data and the Federal Reserve’s announced intent to purchase long-dated Treasury securities increased demand for equity securities, which helped both U.S. and non-U.S. equity securities finish the year with positive returns. As the Fund’s NAV increased only slightly in the second half of the year, the investment model maintained relatively similar allocations to the broad asset classes for the Fund until the third distribution was made. On December 22, 2010, the Fund made its third distribution payment and the investment model was adjusted to reflect Russell’s latest capital markets assumptions. The revised investment model, which included relatively less optimistic future return assumptions for each of the primary asset classes, resulted in a shift in the Fund’s allocation. By the end of 2010, the allocation changed to 9.36% invested in equity Underlying Funds, 30.14% invested in fixed income Underlying Funds and 60.50% invested in cash and cash equivalents.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

Other than those discussed above, the Fund made no other changes to its structure or allocation to the Underlying Funds.

2027 Extended Distribution Fund — S Shares	41

Russell Investment Company

2027 Extended Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued shares on January 2, 2008.

‡	The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are presented. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

***	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

****

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) is an index, with dividends reinvested, representative of the securities markets of 20 developed countries in Europe, Australasia and the Far East.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

42	2027 Extended Distribution Fund — S Shares

Russell Investment Company

2027 Extended Distribution Fund — S Shares

Shareholder Expense Example — December 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2010	$1,000.00	$1,000.00
Ending Account Value December 31, 2010	$1,015.10	$1,023.84
Expenses Paid During Period*	$1.37	$1.38

*	Expenses are equal to the Fund’s annualized expense ratio of 0.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

2027 Extended Distribution Fund — S Shares	43

Russell Investment Company

2027 Extended Distribution Fund — S Shares

Schedule of Investments — December 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 101.5%
Other Russell Investment Company Series Mutual Funds

Bonds - 30.6%
Russell Short Duration Bond Fund	6,797	131
Russell Strategic Bond Fund	37,097	395

		526

Domestic Equities - 4.9%
Russell U.S. Core Equity Fund	1,336	37
Russell U.S. Quantitative Equity Fund	1,250	36
Russell U.S. Small & Mid Cap Fund	484	11

		84

International Equities - 3.9%
Russell Emerging Markets Fund	400	9
Russell Global Equity Fund	2,394	21
Russell International Developed Markets Fund	1,200	38

		68

Real Assets - 0.7%
Russell Global Real Estate Securities Fund	323	12

Short-Term Investments - 61.4%
Russell Money Market Fund	1,056,474	1,056

Total Investments - 101.5%		1,746
(identified cost $1,699)

Other Assets and Liabilities, Net - (1.5%)		(25)

Net Assets - 100.0%		1,721

See accompanying notes which are an integral part of the financial statements.

44	2027 Extended Distribution Fund — S Shares

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Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Statements of Assets and Liabilities — December 31, 2010

Amounts in thousands	2017 Retirement Distribution Fund - A Shares	2017 Accelerated Distribution Fund - A Shares	2027 Extended Distribution Fund - A Shares	2017 Retirement Distribution Fund - S Shares

Assets
Investments, at identified cost	$1,661	$1,156	$1,960	$2,808
Investments, at market	1,822	1,220	2,011	3,082
Receivables:
Fund shares sold	29	—	—	2
From affiliates	5	—	9	9

Total assets	1,856	1,220	2,020	3,093

Liabilities
Payables:
Investments purchased	29	—	—	—
Accrued fees to affiliates	1	1	1	1
Other accrued expenses	25	24	26	27

Total liabilities	55	25	27	28

Net Assets	$1,801	$1,195	$1,993	$3,065

Net Assets Consist of:
Accumulated net realized gain (loss)	(155)	(7)	(118)	(44)
Unrealized appreciation (depreciation) on investments	161	64	51	274
Shares of beneficial interest	3	2	2	4
Additional paid-in capital	1,792	1,136	2,058	2,831

Net Assets	$1,801	$1,195	$1,993	$3,065

Net Asset Value, offering and redemption price per share:
Net asset value per share*:	$7.08	$7.96	$8.42	$7.23
Maximum offering price per share (Net asset value plus sales charge of 5.75%):	$7.51	$8.45	$8.93	$—
Net assets	$1,800,907	$1,194,815	$1,992,888	$3,064,620
Shares outstanding ($.01 par value)	254,281	150,152	236,618	424,116
*	Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

46	Statements of Assets and Liabilities

2017 Accelerated Distribution Fund - S Shares	2027 Extended Distribution Fund - S Shares

$1,559	$1,699
1,650	1,746
—	—
1	1

1,651	1,747

—	—
1	1
24	25

25	26

$1,626	$1,721

(17)	(42)
91	47
2	2
1,550	1,714

$1,626	$1,721

$8.36	$9.02
$—	$—
$1,626,325	$1,720,624
194,508	190,741

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	47

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Statements of Operations — For the Period Ended December 31, 2010

Amounts in thousands	2017 Retirement Distribution Fund - A Shares	2017 Accelerated Distribution Fund - A Shares

Investment Income
Income distributions from Underlying Funds	$51	$43

Expenses
Advisory fees	3	3
Administrative fees	1	1
Custodian fees	13	12
Distribution fees	4	3
Transfer agent fees	3	3
Professional fees	35	35
Registration fees	22	22
Printing fees	12	13
Miscellaneous	3	1

Expenses before reductions	96	93
Expense reductions	(87)	(86)

Net expenses	9	7

Net investment income (loss)	42	36

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	71	106
Net change in unrealized appreciation (depreciation) on investments	68	27

Net realized and unrealized gain (loss)	139	133

Net Increase (Decrease) in Net Assets from Operations	$181	$169

See accompanying notes which are an integral part of the financial statements.

48	Statements of Operations

2027 Extended Distribution Fund - A Shares	2017 Retirement Distribution Fund - S Shares	2017 Accelerated Distribution Fund - S Shares	2027 Extended Distribution Fund - S Shares

$47	$90	$45	$26

4	6	3	3
1	1	1	1
12	13	13	12
5	—	—	—
4	5	2	3
38	44	35	38
23	23	22	22
18	22	10	15
2	2	2	4

107	116	88	98
(96)	(109)	(84)	(93)

11	7	4	5

36	83	41	21

13	114	80	36
18	108	41	(13)

31	222	121	23

$67	$305	$162	$44

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	49

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Statements of Changes in Net Assets — For the Periods Ended December 31,

	2017 Retirement Distribution Fund - A Shares		2017 Accelerated Distribution Fund - A Shares
Amounts in thousands	2010	2009	2010	2009

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$42	$45	$36	$36
Net realized gain (loss)	71	6	106	(19)
Net change in unrealized appreciation (depreciation)	68	158	27	109

Net increase (decrease) in net assets from operations	181	209	169	126

Distributions
From net investment income	(42)	(45)	(36)	(36)
From net realized gain	—	—	—	—
From return of capital	(90)	(71)	(32)	(108)
In excess (Note 5)	(42)	—	(92)	—

Net decrease in net assets from distributions	(174)	(116)	(160)	(144)

Share Transactions
Net increase (decrease) in net assets from share transactions	578	440	35	153

Total Net Increase (Decrease) in Net Assets	585	533	44	135

Net Assets
Beginning of period	1,216	683	1,151	1,016

End of period	$1,801	$1,216	$1,195	$1,151

Undistributed (overdistributed) net investment income included in net assets	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

50	Statements of Changes in Net Assets

2027 Extended Distribution Fund - A Shares		2017 Retirement Distribution Fund - S Shares
2010	2009	2010	2009

$36	$44	$83	$82
13	13	114	75
18	119	108	180

67	176	305	337

(36)	(44)	(83)	(82)
—	—	(36)	—
(104)	(23)	(129)	(143)
(2)	—	(54)	—

(142)	(67)	(302)	(225)

611	487	705	1,202

536	596	708	1,314

1,457	861	2,357	1,043

$1,993	$1,457	$3,065	$2,357

$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	51

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Statements of Changes in Net Assets, continued — For the Periods Ended December 31,

	2017 Accelerated Distribution Fund - S Shares		2027 Extended Distribution Fund - S Shares

Amounts in thousands	2010	2009	2010	2009
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$41	$54	$21	$70
Net realized gain (loss)	80	(17)	36	18
Net change in unrealized appreciation (depreciation)	41	147	(13)	177

Net increase (decrease) in net assets from operations	162	184	44	265

Distributions
From net investment income	(41)	(54)	(21)	(70)
From net realized gain	—	—	—	—
From return of capital	(84)	(82)	(62)	(26)
In excess (Note 5)	(73)	—	(33)	—

Net decrease in net assets from distributions	(198)	(136)	(116)	(96)

Share Transactions
Net increase (decrease) in net assets from share transactions	535	115	294	1

Total Net Increase (Decrease) in Net Assets	499	163	222	170

Net Assets
Beginning of period	1,127	964	1,499	1,329

End of period	$1,626	$1,127	$1,721	$1,499

Undistributed (overdistributed) net investment income included in net assets	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

52	Statements of Changes in Net Assets

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Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period		$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)		$ Total from Investment Operations		$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2017 Retirement Distribution Fund - A Shares
December 31, 2010	7.04		.17	.57		.74		(.17)	—	(.36)
December 31, 2009	6.34		.31	1.09		1.40		(.27)	—	(.43)
December 31, 2008(2)	7.08		.08	(.12)		(.04)		(.12)	—	(.58)
October 31, 2008(1)	10.90	*	.17	(3.99	)*	(3.82	)*	—	—	—
2017 Accelerated Distribution Fund - A Shares
December 31, 2010	7.96		.21	.79		1.00		(.22)	—	(.20)
December 31, 2009	7.92		.28	.76		1.04		(.25)	—	(.75)
December 31, 2008(2)	8.82		.11	(.01)		.10		(.28)	—	(.72)
October 31, 2008(1)	10.72	*	.57	(2.47	)*	(1.90	)*	—	—	—
2027 Extended Distribution Fund - A Shares
December 31, 2010	8.74		.15	.13		.28		(.15)	—	(.44)
December 31, 2009	7.76		.39	1.19		1.58		(.40)	—	(.20)
December 31, 2008(2)	8.34		.10	(.08)		.02		(.29)	—	(.31)
October 31, 2008(1)	10.85	*	.49	(3.00	)*	(2.51	)*	—	—	—

See accompanying notes which are an integral part of the financial statements.

54	Financial Highlights

$ Distributions In Excess(h)	$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.17)	(.70)	7.08	10.55	1,801	.52	5.80	2.57	261
—	(.70)	7.04	22.10	1,216	.54	8.01	4.41	86
—	(.70)	6.34	(.42)	683	.47	26.38	1.09	6
—	—	7.08	(35.05)	735	.29	15.46	1.85	188

(.58)	(1.00)	7.96	12.61	1,195	.52	6.69	2.54	316
—	(1.00)	7.96	13.13	1,151	.54	7.98	3.31	258
—	(1.00)	7.92	1.22	1,016	.50	17.06	1.23	41
—	—	8.82	(17.76)	1,145	.30	13.26	5.99	192

(.01)	(.60)	8.42	3.21	1,993	.52	5.01	1.69	96
—	(.60)	8.74	20.36	1,457	.54	8.42	4.70	102
—	(.60)	7.76	.19	861	.49	26.65	1.16	2
—	—	8.34	(23.05)	924	.29	9.72	5.14	114

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	55

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period		$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)		$ Total from Investment Operations		$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2017 Retirement Distribution Fund - S Shares
December 31, 2010	7.15		.22	.57		.79		(.20)	(.09)	(.30)
December 31, 2009	6.51		.34	1.01		1.35		(.26)	—	(.45)
December 31, 2008(2)	7.24		.08	(.11)		(.03)		(.09)	—	(.61)
October 31, 2008(1)	11.19	*	.12	(4.07	)*	(3.95	)*	—	—	—
2017 Accelerated Distribution Fund - S Shares
December 31, 2010	8.35		.28	.75		1.03		(.21)	—	(.43)
December 31, 2009	7.88		.42	1.06		1.48		(.40)	—	(.61)
December 31, 2008(2)	8.80		.11	(.03)		.08		(.35)	—	(.65)
October 31, 2008(1)	10.60	*	.58	(2.38	)*	(1.80	)*	—	—	—
2027 Extended Distribution Fund - S Shares
December 31, 2010	9.37		.12	.14		.26		(.11)	—	(.32)
December 31, 2009	8.27		.45	1.26		1.71		(.45)	—	(.16)
December 31, 2008(2)	8.81		.10	(.04)		.06		(.29)	—	(.31)
October 31, 2008(1)	10.84	*	.56	(2.59	)*	(2.03	)*	—	—	—

See accompanying notes which are an integral part of the financial statements.

56	Financial Highlights

$ Distributions In Excess(h)	$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.12)	(.71)	7.23	11.18	3,065	.27	4.21	3.02	254
—	(.71)	7.15	20.71	2,357	.30	5.31	4.77	101
—	(.70)	6.51	(.42)	1,043	.19	25.68	1.18	12
—	—	7.24	(35.23)	927	.05	14.96	1.34	217

(.38)	(1.02)	8.36	12.40	1,626	.27	6.69	3.17	333
—	(1.01)	8.35	18.78	1,127	.28	7.36	4.92	128
—	(1.00)	7.88	.90	964	.26	26.80	1.28	4
—	—	8.80	(16.91)	1,056	.04	7.93	5.98	67

(.18)	(.61)	9.02	2.81	1,721	.27	5.59	1.23	60
—	(.61)	9.37	20.64	1,499	.29	6.19	4.96	112
—	(.60)	8.27	.75	1,329	.25	21.22	1.21	9
—	—	8.81	(18.69)	1,315	.04	7.05	5.78	328

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	57

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Highlights — For the Periods Ended

(1)	For the period January 2, 2008 (commencement of operations) to October 31, 2008.
(2)	For the period November 1, 2008 to December 31, 2008.
(a)	Average daily shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	Total return for Class A does not reflect a front end sales charge.
(f)	The calculation includes only those expenses charged directly to the Funds and does not include expenses charged to the Underlying Funds in which the Funds invest.
(g)	May reflect amounts waived and/or reimbursed by RIMCo and/or RFSC.
(h)	See Note 5.
*	The Funds effected a reverse share split on March 27, 2008. This reverse share split was not reflected retroactively to the beginning of the period ended October 31, 2008 in the Funds’ financial statements for the periods ended October 31, 2008 and December 31, 2008. Net Asset Value, Beginning of Period, Net Realized and Unrealized Gain (Loss) and Total Income (Loss) from Operations for the period ended October 31, 2008 have been restated to retroactively reflect the reverse share split.

See accompanying notes which are an integral part of the financial statements.

58	Notes to Financial Highlights

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements — December 31, 2010

1.	Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 41 different investment portfolios referred to as Funds. These financial statements report on six of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operated as a Massachusetts business trust under a Second Amended and Restated Master Trust Agreement dated October 1, 2008 (“Master Trust Agreement”). The Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

The Funds seek to achieve their objective by investing in several other RIC Funds (the “Underlying Funds”) using a dynamic asset allocation investment strategy. The Underlying Funds currently include the Russell Short Duration Bond, Russell Strategic Bond, Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Small & Mid Cap, Russell Emerging Markets, Russell Global Equity, Russell International Developed Markets, Russell Global Real Estate Securities and Russell Money Market Funds. The Underlying Funds are designed to provide the foundation for a diversified portfolio. Each major asset class (U.S. equity, non-U.S. equity, fixed income, real estate and cash) is represented by one or more Underlying Funds. The Underlying Funds to which the Funds allocate their assets and the percentage allocations will change over time and a Fund may not always invest in all the Underlying Funds. In addition, the Funds may in the future invest in other funds which are not currently Underlying Funds.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

Fair value of securities is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset, including assumptions about risk, (e.g., the risk inherent in a particular valuation technique, such a pricing model, or the risks inherent in inputs to a particular valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices (unadjusted) in active markets for identical investments

Level 2 — other significant observable inputs including quoted market prices in non-active markets or prices derived from market data.

Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. The levels associated with valuing the Funds’ investments for the period ended December 31, 2010 were level 1 for all Funds.

Investment Transactions

Investment transactions are reflected as of trade date for financial reporting purposes. This may cause the net asset value stated in the financial statements to be different from the net asset value at which shareholders transact. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

Investment Income

Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Notes to Financial Statements	59

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2010

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

Each Fund qualifies as a regulated investment company and distributes all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Funds.

Each Fund files a U.S. tax return. At December 31, 2010, the Funds have recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for fiscal years ending December 31, 2008 through December 31, 2009, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Income dividends, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP relate primarily to investments in the Underlying Funds sold at a loss, wash sale deferrals, and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Expenses

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the fees and expenses incurred indirectly by the Funds will vary.

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market and Credit Risk

In the normal course of business, the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Underlying Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the Underlying Funds financial statements (the “Assets”). The Assets, which potentially expose the Underlying Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Underlying Funds’ exposure to credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Underlying Funds’ Statements of Assets and Liabilities.

60	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2010

3.	Investment Transactions

Securities

During the period ended December 31, 2010, purchases and sales of the Underlying Funds (excluding investments held for short-term purposes) were as follows:

	Purchases	Sales

2017 Retirement Distribution Fund - A Shares	$4,702,044	$4,263,170
2017 Accelerated Distribution Fund - A Shares	4,398,441	4,492,068
2027 Extended Distribution Fund - A Shares	2,988,169	2,012,231
2017 Retirement Distribution Fund - S Shares	7,466,712	6,912,739
2017 Accelerated Distribution Fund - S Shares	4,805,085	4,439,900
2027 Extended Distribution Fund - S Shares	1,255,873	1,057,716

4.	Related Party Transactions, Fees and Expenses

Adviser and Administrator

Russell Investment Management Company (“RIMCo”) advises the Funds and Russell Fund Services Company (“RFSC”) is the Funds’ administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIC and RIMCo.

The advisory fee of 0.20% and administrative fee of 0.05% are based upon the average daily net assets of the Funds and are payable monthly. The following shows the total amount of each of these fees paid by the Funds for the period ended December 31, 2010.

	Advisory	Administrative

2017 Retirement Distribution Fund - A Shares	$3,312	$828
2017 Accelerated Distribution Fund - A Shares	2,798	699
2027 Extended Distribution Fund - A Shares	4,282	1,071
2017 Retirement Distribution Fund - S Shares	5,504	1,376
2017 Accelerated Distribution Fund - S Shares	2,612	653
2027 Extended Distribution Fund - S Shares	3,497	874

Waivers and Reimbursements

For the 2017 Retirement Distribution Fund-A Shares, 2017 Accelerated Distribution Fund-A Shares and 2027 Extended Distribution Fund-A Shares, RIMCo has contractually agreed, until April 29, 2011, to waive up to the full amount of each Funds 0.20% advisory fee and then to reimburse each Fund for other direct expenses to the extent that direct expenses exceed 0.52% of the average daily net assets of the Fund on an annual basis.

For the 2017 Retirement Distribution Fund-S Shares, 2017 Accelerated Distribution Fund-S Shares and 2027 Extended Distribution Fund-S Shares, RIMCo has contractually agreed, until April 29, 2011, to waive up to the full amount of each Funds 0.20% advisory fee and then to reimburse each Fund for other direct expenses to the extent that direct expenses exceed 0.27% of the average daily net assets of the Fund on an annual basis.

These waivers and reimbursements may not be terminated during the relevant period except with Board approval.

Direct operating expenses do not include extraordinary expenses of other investment companies in which the Funds invest, including the Underlying Funds, which are borne indirectly by the Funds.

For the period ended December 31, 2010, the fees waived and reimbursed by RIMCo were as follows:

	Waiver	Reimbursement	Total

2017 Retirement Distribution Fund - A Shares	$3,312	$84,178	$87,490
2017 Accelerated Distribution Fund -A Shares	2,798	83,519	86,317
2027 Extended Distribution Fund - A Shares	4,282	91,931	96,213
2017 Retirement Distribution Fund - S Shares	5,504	103,025	108,529
2017 Accelerated Distribution Fund -S Shares	2,612	81,213	83,825
2027 Extended Distribution Fund - S Shares	3,497	89,593	93,090

RIMCo does not have the ability to recover amounts waived or reimbursed from previous periods.

Notes to Financial Statements	61

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2010

Transfer and Dividend Disbursing Agent

RFSC is the Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Total fees paid for the Funds presented herein for the period ended December 31, 2010 were as follows:

Amount

2017 Retirement Distribution Fund - A Shares	$2,981
2017 Accelerated Distribution Fund - A Shares	2,518
2027 Extended Distribution Fund - A Shares	3,854
2017 Retirement Distribution Fund - S Shares	4,954
2017 Accelerated Distribution Fund - S Shares	2,351
2027 Extended Distribution Fund - S Shares	3,147

Distributor

Russell Financial Services, Inc. (the “Distributor’), a wholly-owned subsidiary of RIMCo, is the distributor for the Investment Company, pursuant to a distribution agreement with the Investment Company.

The Investment Company has a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the Investment Company Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor or any selling agents, as defined in the Plan for sales support services provided, and related expenses incurred that are primarily intended to result in the sale of the Class A Shares subject to the Plan. The 12b-1 distribution payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class A Shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A Shares of the Funds may not exceed 7.25% of total gross sales, subject to certain exclusions. No reimbursements were required during the period as the charges did not exceed 7.25% of total gross sales.

For the period ended December 31, 2010, the sales commissions paid to selling agents for the sale of Class A Shares were as follows:

Funds	Aggregate Front-End Sales Charges	Class A Front-End Sales Charges Retained by Distributor

2017 Retirement Distribution Fund - A Shares	$50,118	$7,524
2017 Accelerated Distribution Fund - A Shares	10,155	1,823
2027 Extended Distribution Fund - A Shares	22,735	4,497

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended December 31, 2010 were as follows:

	2017 Retirement Distribution Fund - A Shares	2017 Accelerated Distribution Fund - A Shares	2027 Extended Distribution Fund - A Shares	2017 Retirement Distribution Fund - S Shares	2017 Accelerated Distribution Fund - S Shares	2027 Extended Distribution Fund - S Shares

Advisory fees	$219	$675	$174	$415	$201	$261
Administration fees	79	58	89	137	74	76
Distribution fees	392	287	441	—	—	—
Transfer agent fees	294	218	330	504	264	278
Trustee fees	5	5	5	5	5	5

	$989	$1,243	$1,039	$1,061	$544	$620

Board of Trustees

Through December 31, 2010, the Russell Fund Complex consists of RIC, which has 41 Funds, and Russell Investment Funds (“RIF”), which has nine Funds. Each of the Trustees is a Trustee of both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $72,000 per year (effective January 1, 2011, $75,000 per year), $6,500 for each regular quarterly meeting attended in person, $2,500 for each special meeting attended in person, and $2,500 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending the quarterly and special meetings (except for telephonic meetings called pursuant to the Funds’ valuation and pricing procedures) and a $500 fee for attending the committee meeting by phone instead of receiving the full fee had the member

62	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2010 attended in person. Trustees’ out-of-pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee Chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $72,000 (effective January 1, 2011, $75,000 per year).

Transactions with Affiliated Companies

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or which the Fund controls, is controlled by or is under common control. Transactions during the period ended December 31, 2010, with Underlying Funds which are, or were, an affiliated company, are as follows:

	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions

2017 Retirement Distribution Fund - A Shares
Russell U.S. Core Equity Fund	$196,400	$549,653	$507,637	$7,874	$2,527
Russell U.S. Quantitative Equity Fund	188,761	543,342	496,756	6,338	3,499
Russell U.S. Small & Mid Cap Fund	59,037	157,432	143,461	5,811	596
Russell International Developed Markets Fund	200,925	563,277	490,699	1,016	5,187
Russell Global Equity Fund	112,708	345,507	281,584	3,217	1,111
Russell Emerging Markets Fund	44,101	120,932	107,166	2,251	1,508
Russell Strategic Bond Fund	719,474	1,695,698	1,512,377	39,859	29,881
Russell Short Duration Bond Fund	239,582	564,434	508,592	3,166	4,982
Russell Global Real Estate Securities Fund	61,343	161,769	144,326	1,040	1,815

	$1,822,331	$4,702,044	$4,192,598	$70,572	$51,106

2017 Accelerated Distribution Fund - A Shares
Russell U.S. Core Equity Fund	$78,533	$369,678	$324,197	$16,727	$1,588
Russell U.S. Quantitative Equity Fund	75,108	359,209	316,088	10,741	2,167
Russell U.S. Small & Mid Cap Fund	23,841	111,377	97,611	8,300	508
Russell International Developed Markets Fund	79,094	372,265	323,012	1,707	4,431
Russell Global Equity Fund	44,607	215,228	182,392	6,559	949
Russell Emerging Markets Fund	17,466	80,426	70,362	740	1,290
Russell Strategic Bond Fund	550,389	1,414,361	1,432,417	54,481	25,569
Russell Short Duration Bond Fund	182,736	473,788	483,290	5,775	5,287
Russell Global Real Estate Securities Fund	24,183	112,708	98,829	827	1,036
Russell Money Market Fund	144,293	889,401	1,058,012	1	—

	$1,220,250	$4,398,441	$4,386,210	$105,858	$42,825

2027 Extended Distribution Fund - A Shares
Russell U.S. Core Equity Fund	$70,981	$68,350	$12,525	$841	$345
Russell U.S. Quantitative Equity Fund	68,557	65,988	11,388	580	482
Russell U.S. Small & Mid Cap Fund	21,144	20,888	4,214	669	58
Russell International Developed Markets Fund	73,090	73,121	15,608	(465)	479
Russell Global Equity Fund	40,731	42,567	7,137	1,089	104
Russell Emerging Markets Fund	16,138	15,786	3,168	602	137
Russell Strategic Bond Fund	757,382	1,044,892	630,475	7,628	40,133
Russell Short Duration Bond Fund	249,824	345,626	211,397	1,162	4,527
Russell Global Real Estate Securities Fund	22,763	22,326	3,890	977	275
Russell Money Market Fund	690,251	1,288,625	1,099,346	—	829

	$2,010,861	$2,988,169	$1,999,148	$13,083	$47,369

2017 Retirement Distribution Fund - S Shares
Russell U.S. Core Equity Fund	$307,576	$844,136	$789,570	$10,096	$3,856
Russell U.S. Quantitative Equity Fund	295,409	822,639	758,268	9,548	5,313
Russell U.S. Small & Mid Cap Fund	91,836	255,115	237,066	8,619	972
Russell International Developed Markets Fund	314,957	855,717	752,774	(5,393)	8,519
Russell Global Equity Fund	177,100	535,660	439,378	1,720	1,818
Russell Emerging Markets Fund	69,973	186,172	166,763	893	2,465
Russell Strategic Bond Fund	1,296,527	2,780,468	2,556,931	81,184	56,031
Russell Short Duration Bond Fund	432,116	926,374	862,853	5,707	8,924
Russell Global Real Estate Securities Fund	96,375	260,431	234,864	1,898	2,530

	$3,081,869	$7,466,712	$6,798,467	$114,272	$90,428

Notes to Financial Statements	63

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2010

	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions

2017 Accelerated Distribution Fund - S Shares
Russell U.S. Core Equity Fund	$99,190	$426,699	$356,409	$19,429	$1,720
Russell U.S. Quantitative Equity Fund	94,820	413,689	346,984	12,968	2,330
Russell U.S. Small & Mid Cap Fund	30,010	129,157	107,768	9,689	613
Russell International Developed Markets Fund	99,185	425,296	353,276	(885)	5,345
Russell Global Equity Fund	56,150	245,255	200,275	6,360	1,145
Russell Emerging Markets Fund	21,836	92,881	78,254	(324)	1,556
Russell Strategic Bond Fund	689,853	1,503,564	1,304,405	29,165	26,387
Russell Short Duration Bond Fund	229,662	504,949	437,098	3,757	4,791
Russell Global Real Estate Securities Fund	30,243	128,790	108,052	236	1,075
Russell Money Market Fund	299,364	934,805	1,066,984	—	—

	$1,650,313	$4,805,085	$4,359,505	$80,395	$44,962

2027 Extended Distribution Fund - S Shares
Russell U.S. Core Equity Fund	$37,253	$32,294	$11,712	$1,449	$184
Russell U.S. Quantitative Equity Fund	35,815	31,410	11,270	920	255
Russell U.S. Small & Mid Cap Fund	11,047	10,290	3,770	716	28
Russell International Developed Markets Fund	38,051	34,117	12,375	1,161	235
Russell Global Equity Fund	21,283	22,961	7,187	529	51
Russell Emerging Markets Fund	8,500	7,314	2,602	668	68
Russell Strategic Bond Fund	395,452	292,445	362,969	27,882	21,415
Russell Short Duration Bond Fund	130,975	96,305	125,520	2,004	2,675
Russell Global Real Estate Securities Fund	11,638	10,921	3,700	697	153
Russell Money Market Fund	1,056,474	717,816	480,585	—	1,140

	$1,746,488	$1,255,873	$1,021,690	$36,026	$26,204

5.	Federal Income Taxes

At December 31, 2010, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

	12/31/2015	12/31/2016	12/31/2017	Totals

2017 Retirement Distribution Fund - A Shares	$126,925	$—	$—	$126,925
2017 Accelerated Distribution Fund - A Shares	—	—	6,212	6,212
2027 Extended Distribution Fund - A Shares	60,720	—	42,978	103,698
2017 Retirement Distribution Fund - S Shares	—	—	—	—
2017 Accelerated Distribution Fund - S Shares	—	—	14,284	14,284
2027 Extended Distribution Fund - s Shares	8,749	—	31,713	40,462

At December 31, 2010, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	2017 Retirement Distribution - A Shares	2017 Accelerated Distribution - A Shares	2027 Extended Distribution - A Shares

Cost of Investments	$1,680,105	$1,157,190	$1,974,343

Unrealized Appreciation	$142,126	$63,060	$36,218
Unrealized Depreciation	—	—	—

Net Unrealized Appreciation (Depreciation)	$142,126	$63,060	$36,218

Undistributed Ordinary Income	$—	$—	$—
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(126,925)	$(6,212)	$(103,698)
Tax Composition of Distributions:
Ordinary Income	$42,493	$35,552	$36,234
Tax Return of Capital	$89,622	$32,474	$104,416
In Excess*	$42,607	$91,892	$1,320
Post October Loss Deferrals	$8,697	$—	$508

64	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2010

	2017 Retirement Distribution -S Shares	2017 Accelerated Distribution -S Shares	2027 Extended Distribution -S Shares

Cost of Investments	$2,838,778	$1,561,796	$1,700,192

Unrealized Appreciation	$243,091	$88,517	$46,140
Unrealized Depreciation	—	—	—

Net Unrealized Appreciation (Depreciation)	$243,091	$88,517	$46,140

Undistributed Ordinary Income	$—	$—	$—
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$—	$(14,284)	$(40,462)
Tax Composition of Distributions:
Ordinary Income	$83,196	$41,435	$21,483
Capital Gains	$36,457	$—	$—
Tax Return of Capital	$128,877	$83,617	$61,537
In Excess*	$54,162	$73,341	$33,744

Post October Loss Deferrals	$—	$—	$—

*	Distributions in excess of accumulated current earnings and profits but not in excess of current earnings and profits computed on a tax basis.

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended December 31, 2010 and December 31, 2009 were as follows:

	2010		2009
2017 Retirement Distribution Fund - A Shares	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	133	$956	77	$516
Proceeds from reinvestment of distributions	1	7	1	3
Payments for shares redeemed	(53)	(385)	(13)	(79)

Total net increase (decrease)	81	$578	65	$440

	2010		2009
2017 Accelerated Distribution Fund - A Shares	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	48	$387	47	$417
Proceeds from reinvestment of distributions	—	—	—	1
Payments for shares redeemed	(42)	(352)	(31)	(265)

Total net increase (decrease)	6	$35	16	$153

	2010		2009
2027 Extended Distribution Fund - A Shares	Shares	Dollars	Shares	Dollars
Proceeds from shares sold	86	$754	56	$487
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(16)	(143)	—	—

Total net increase (decrease)	70	$611	56	$487

	2010		2009
2017 Retirement Distribution Fund - S Shares	Shares	Dollars	Shares	Dollars
Proceeds from shares sold	104	$773	185	$1,308
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(10)	(68)	(15)	(106)

Total net increase (decrease)	94	$705	170	$1,202

	2010		2009
2017 Accelerated Distribution Fund - S Shares	Shares	Dollars	Shares	Dollars
Proceeds from shares sold	85	$755	29	$245
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(25)	(220)	(16)	(130)

Total net increase (decrease)	60	$535	13	$115

Notes to Financial Statements	65

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2010

	2010		2009
2027 Extended Distribution Fund - S Shares	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	40	$378	15	$133
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(9)	(84)	(16)	(132)

Total net increase (decrease)	31	$294	(1)	$1

7.	Interfund Lending Program

The Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Portfolios of the Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. The Russell Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the Russell Fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the Russell Fund could result in a lost investment opportunity or additional borrowing costs. For the period ended December 31, 2010, the Funds presented herein did not borrow through the interfund lending program.

8.	Record Ownership

As of December 31, 2010, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund.

	# of Shareholders	%

2017 Accelerated Distribution Fund - A Shares	2	29.8
2027 Extended Distribution Fund - A Shares	6	96.7
2017 Accelerated Distribution Fund - S Shares	1	17.1
2027 Extended Distribution Fund - S Shares	2	45.5

9.	Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustments of the financial statements or additional disclosures.

66	Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Company

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the 2017 Retirement Distribution Fund – A Shares, 2017 Accelerated Distribution Fund – A Shares, 2027 Extended Distribution Fund – A Shares, 2017 Retirement Distribution Fund – S Shares, 2017 Accelerated Distribution Fund – S Shares and 2027 Extended Distribution Fund – S Shares (six of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, Washington

February 25, 2011

Report of Independent Registered Public Accounting Firm	67

Russell Investment Company

Lifepoints Funds

Tax Information — December 31, 2010 (Unaudited)

For the tax year ended December 31, 2010, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended December 31, 2010, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

2017 Retirement Distribution Fund — A Shares	4.3%
2017 Accelerated Distribution Fund — A Shares	3.2%
2027 Extended Distribution Fund — A Shares	0.7%
2017 Retirement Distribution Fund — S Shares	4.6%
2017 Accelerated Distribution Fund — S Shares	2.9%
2027 Extended Distribution Fund — S Shares	0.4%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2010:

2017 Retirement Distribution Fund — S Shares	$36,457

Please consult a tax advisor for any questions about federal or state income tax laws.

68	Tax Information

Russell Investment Company

LifePoints® Target Distribution Strategies

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract (collectively, the “portfolio management contracts”) with each Money Manager of the funds in which the Funds invest (the “Underlying Funds”) at a meeting held in person on April 20, 2010 (the “Agreement Evaluation Meeting”). During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ and Underlying Funds’ shares, management of the Funds and the Underlying Funds by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information, reports and analyses prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds and the Underlying Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and the Underlying Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo believed by the provider to be generally comparable in investment objectives to the Funds and the Underlying Funds. In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain Funds, the Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds and Underlying Funds discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 13, 2010, the Independent Trustees in preparation for the Agreement Evaluation Meeting met by conference telephone call to review Agreement Evaluation Information received to that date in a private session with their independent counsel at which no representatives of RIMCo or the Funds’ management were present and, on the basis of that review, requested additional Agreement Evaluation Information. At the Agreement Evaluation Meeting, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management, counsel to the Funds and Underlying Funds and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in executive session with their independent counsel to consider additional Agreement Evaluation Information received from RIMCo and management at the Agreement Evaluation Meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Underlying Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for allocating assets of each Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. The assets of each Fund are invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. Assets of each Underlying Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo manages directly a portion of certain Underlying Funds’ assets employing a “select holdings strategy,” as described below, and directly manages the investment of each Underlying Fund’s cash reserves. RIMCo also may manage directly any portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of an Underlying Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Underlying Fund’s applicable investment objective, policies and

Basis for Approval of Investment Advisory Contracts	69

Russell Investment Company

LifePoints® Target Distribution Strategies

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in an Underlying Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, the performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by RIMCo in the Underlying Fund’s investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund.

The Board considered that the prospectuses for the Funds and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Funds or Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of any Fund. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation and performance record in managing the Underlying Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Underlying Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Underlying Fund selected by shareholders in purchasing their shares of a Fund or Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund or the Underlying Fund by RIMCo;

2.	The advisory fee paid by the Fund or the Underlying Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying Fund, including any administrative, transfer agent or cash management fees and fees received for management of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund or the Underlying Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund or Underlying Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided and which are expected to be provided to the Funds, including Fund portfolio management services, the Board inquired as to the possible impact on the Funds’ operations of significant changes in RIMCo’s senior management and other personnel providing services to the Funds during 2009 and 2010 to the date of the Agreement Evaluation Meeting and a planned relocation of the Russell organization’s headquarters by the end of 2010. At the Agreement Evaluation Meeting, senior representatives of RIMCo discussed these changes with the Board and assured the Board that while these changes likely would have a near term impact because of increased demands upon continuing personnel, steps were being taken to avoid any long-term diminution in the nature, scope or quality of the services provided to the Funds or Underlying Funds. The Board also discussed the possible impact of such changes on the compliance programs of the Funds and RIMCo and received assurances from senior representatives of the Russell organization that such changes would not result in any long-term diminution in the scope and quality of the Funds’ compliance programs.

70	Basis for Approval of Investment Advisory Contracts

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LifePoints® Target Distribution Strategies

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

As noted above, RIMCo, pursuant to the terms of the RIMCo Agreement, directly manages a portion — up to 10% — of the assets of each of the RIC Russell U.S. Quantitative Equity Fund and the RIC Russell U.S. Core Equity Fund (each a “Participating Underlying Fund”) during the past year, utilizing a select holdings strategy, the actual allocation being determined by the Participating Underlying Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for a Participating Underlying Fund is designed to increase the Participating Underlying Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of that Participating Underlying Fund. The Board reviewed the results of the select holdings strategy in respect of the Participating Underlying Fund during the past year. With respect to the Participating Underlying Fund, the Trustees considered that RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Underlying Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it pays certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurs additional costs in carrying out the select holdings strategy, the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy, and the fact that the aggregate investment advisory fees paid by the Participating Underlying Fund are not increased as a result of the select holdings strategy.

In evaluating the reasonableness of the Funds’ and Underlying Funds’ Advisory Fees in light of Fund and Underlying Fund performance, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives, including fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than their Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Underlying Funds during the periods covered by the Third-Party Information did result, in lower performance of the Underlying Funds than that of some of their respective Comparable Funds. According to RIMCo, the strategies pursued by the Underlying Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Underlying Fund’s performance benchmark rather than the more volatile, more extreme returns that its Comparable Funds may experience over time, although Fund results in 2008 and early 2009 generally did not reflect uniform success in achieving lesser volatility.

With respect to the Fund’s Advisory Fees, the Third-Party Information showed that the Advisory Fee for each Fund on a contractual basis was ranked in the third quintile of its Expense Universe and was ranked in the first quintile of its Expense Universe on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisors to such Fund’s Comparable Funds). The comparisons were based upon the latest fiscal years for the Expense Universe Funds. In assessing the Funds’ Advisory Fees, the Board focused on actual Advisory Fees.

In discussing the Advisory Fees for the Underlying Funds generally, RIMCo noted, among other things, that its Advisory Fees for Underlying Funds encompass services that may not be provided by investment advisers to the Underlying Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Underlying Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Underlying Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Underlying Funds’ Advisory Fees to their Money Managers.

The Board considered for each Fund and Underlying Fund whether economies of scale have been realized and whether the Advisory Fees for such Fund or Underlying Fund appropriately reflect or should be revised to reflect any such economies. The Board noted that, generally, there was a reduction in the assets of the Funds and Underlying Funds as a result of market declines and related investor redemptions in 2008 and that Fund asset levels have not rebounded completely from those levels. In the case of certain Funds and Underlying Funds, asset levels have continued to decline since 2008. The Board, therefore, determined that, after giving effect to any applicable fee or expense caps, waivers or reimbursements, the Advisory Fee for each Fund or Underlying Fund appropriately reflected any economies of scale realized by that Fund, based upon net asset flows since 2008 and such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds.

The Board considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and other funds under the Board’s supervision, including the Underlying Funds, are lower, and, in some cases, may be substantially lower, than the rates paid by the funds supervised by the Board, including the Funds and Underlying Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the funds under its supervision, including the Funds and Underlying Funds. RIMCo, as it has in the past, noted, among other things, that institutional clients have fewer administrative needs than the Funds. RIMCo also observed that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds and Underlying Funds are subject to heightened regulatory requirements relative to

Basis for Approval of Investment Advisory Contracts	71

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LifePoints® Target Distribution Strategies

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and Underlying Funds and all of the Funds’ and Underlying Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds and Underlying Funds are sufficiently different from the services provided to the institutional clients that comparisons are not probative and should not be given significant weight.

On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Meeting by RIMCo, the Board, in respect of each Fund and Underlying Fund, found, after giving effect to any applicable waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds or Underlying Funds; (2) the relative expense ratio of each Fund and Underlying Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Funds or Underlying Funds were not excessive; and (5) RIMCo’s profitability with respect to the Funds and each Underlying Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo.

In evaluating the performance of the Funds and Underlying Funds generally relative to their Comparable Funds, the Board, in addition to factors discussed above, also considered RIMCo’s advice that many of the Underlying Funds’ Comparable Funds do not “equitize” their cash (i.e., cash awaiting investment or disbursement to satisfy redemptions or other fund obligations) and may hold large positions uninvested in their investment portfolios. By contrast, the Underlying Funds usually follow a strategy of equitizing their cash and fully investing their assets in pursuit of their investment objectives (the Underlying Funds’ strategy of equitizing cash and fully investing their assets is hereinafter referred to as their “full investment strategy”). RIMCo noted that the Underlying Funds’ full investment strategy generally will detract from their relative performance, and therefore the relative performance of the Funds, in a declining market, such as 2008, but may enhance relative performance in a rising market, such as 2009.

The Board further concluded that, under the circumstances, the performance of each of the Funds was consistent with continuation of the RIMCo Agreement. In evaluating performance, the Board considered each Fund’s and Underlying Fund’s absolute performance and such Fund’s performance relative to appropriate benchmarks and indices in addition to its performance relative to its Comparable Funds. In assessing performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Underlying Funds in a risk-aware manner and the extraordinary capital market conditions during 2008. The Board noted that each of the Funds had been in existence for less than three years.

The Board noted that the 2017 Accelerated Distribution Fund — S Shares’ performance was ranked in the fourth quintile and the 2017 Accelerated Distribution Fund — A Shares’ performance was ranked in the fifth quintile of its Performance Universe for the 1-year period ended December 31, 2009. In explaining the Fund’s relative performance, RIMCo noted that the Fund is intended to provide for distributions of assets during retirement, not wealth accumulation, and that its strategy is fundamentally different from the strategies of standard asset accumulation-oriented mutual funds. The Fund’s conservative allocation of assets among equities, fixed income and cash was a benefit during the declining equity market in 2008, but limited its rebound during the equity market rally in 2009. RIMCo expressed its belief that the Fund’s performance for a 1-year period did not appropriately reflect the long-term objective of the Fund’s strategy.

After considering the foregoing and other relevant factors and given the limited performance record of the Funds, the Board concluded for the reasons discussed herein that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of each Fund and its shareholders and voted to approve the continuation of the RIMCo Agreement.

At the Agreement Evaluation Meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ and Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the Funds’ Chief Compliance Officer regarding each Money Manager’s compliance program. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund and Underlying Fund and the fact that each Money Manager’s fee is paid by RIMCo.

72	Basis for Approval of Investment Advisory Contracts

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LifePoints® Target Distribution Strategies

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

Based substantially upon RIMCo’s recommendations, together with the Agreement Evaluation Information, the Board concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Underlying Fund would be in the best interests of such Underlying Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager for an Underlying Fund that was all-important or controlling, and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

Subsequently, the Board of Trustees received the following proposals from RIMCo, at a meeting held on May 24, 2010 to a effect money manager change for the Real Estate Securities Fund and the Russell U.S. Quantitative Equity Fund; (2) at a meeting held on August 31, 2010 to effect a money manager change for the Russell International Developed Markets Fund and the Russell Global Equity Fund; at that same meeting, to effect a money manager change for the Russell Global Equity Fund resulting from a change of control of one of the Fund’s Money Managers; and (3) at a meeting held on December 7, 2010 to effect a money manager change for the Russell Russell Global Equity Fund; at that same meeting, to effect a money manager change for the Russell Global Equity Fund resulting from a change of control of one of the Fund’s Money Managers and to effect a money manager change for the Russell Emerging Markets Fund resulting from a change of control of one of the Fund’s Money Managers. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 20, 2010 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the Money Managers investment advisory fee is paid by RIMCo.

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Shareholder Requests for Additional Information — December 31, 2010 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

Financial statements of the Underlying Funds can be obtained at no charge by calling the Funds at (800) 787-7354.

74	Shareholder Requests for Additional Information

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Disclosure of Information about Fund Trustees and Officers — December 31, 2010 (Unaudited)

The following tables provide information for each officer and Trustee of the Russell Fund Complex. The Russell Fund Complex consists of RIC, which has 41 funds, and RIF, which has nine funds. Each of the Trustees is a Trustee of both RIC and RIF. The first table provides information for the interested Trustee. The second table provides information for the independent Trustees. The third table provides information for the Trustees emeritus. The fourth table provides information for the officers.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE
# Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue Seattle, Washington 98101	President and Chief Executive Officer since 2010 Trustee since 2010	Appointed until successor is duly elected and qualified Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, Russell Financial Services, Inc. • Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank • 2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc. • 1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services	50	None

#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.
*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers	75

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Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 1301 Second Avenue Seattle, Washington 98101	Trustee since 2006 Chairman of the Investment Committee since 2010	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	50	None

Kristianne Blake, Born January 22, 1954 1301 Second Avenue Seattle, Washington 98101	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations Committee, Principal Investor Funds and Principal Variable Contracts Funds • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999–2006	50	Director, Avista Corp (electric utilities) Trustee, Principal Investor Funds (investment company); Trustee, Principal Variable Contracts Funds (investment company)

Daniel P. Connealy Born June 6, 1946 1301 Second Avenue Seattle, Washington 98101	Trustee since 2003 Chairman of the Audit Committee since 2005	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc.	50	None

Jonathan Fine, Born July 8, 1954 1301 Second Avenue Seattle, Washington 98101	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	50	None

Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue Seattle, Washington 98101	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Vice Chairman, Simpson Investment Company • Until April 2009, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	50	None

76	Disclosure of Information about Fund Trustees and Officers

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LifePoints® Funds Target Distribution Strategies

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)
Jack R. Thompson, Born March 21, 1949 1301 Second Avenue Seattle, Washington 98101	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds • September 2007 to present, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	50	• Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)

Julie W. Weston, Born October 2, 1943 1301 Second Avenue Seattle, Washington 98101	Trustee since 2002	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	Retired	50	None

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers	77

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Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
* George F. Russell, Jr., Born July 3, 1932 1301 Second Avenue Seattle, Washington 98101	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)) and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	50	None

Paul E. Anderson, Born October 15, 1931 1301 Second Avenue Seattle, Washington 98101	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • Trustee, RIC and RIF until 2006 • February 2002 to June 2005, Lead Trustee, RIC and RIF • Chairman of the Nominating and Governance Committee, 2006	50	None

Lee C. Gingrich, Born October 6, 1930 1301 Second Avenue Seattle, Washington 98101	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF until 2005 • Chairman of the Nominating and Governance Committee 2001–2005	50	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

78	Disclosure of Information about Fund Trustees and Officers

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Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 1301 Second Avenue Seattle, Washington 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC • Chief Compliance Officer, RIF • Chief Compliance Officer, RIMCo • Chief Compliance Officer, RFSC • April 2002–May 2005, Manager, Global Regulatory Policy

Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue Seattle, Washington 98101	President and Chief Executive Officer since 2010	Appointed until successor is duly elected and qualified

• President and CEO, RIC and RIF

• Chairman of the Board, President and CEO, Russell Financial Services, Inc.

• Chairman of the Board, President and CEO, RFSC

• Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

• 2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

• 1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services

Mark E. Swanson, Born November 26, 1963 1301 Second Avenue Seattle, Washington 98101	Treasurer and Chief Accounting Officer, Chief Financial Officer since 1998	Until successor is chosen and qualified by Trustees

• Treasurer, Chief Accounting Officer and CFO, RIC and RIF

• Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.

• Treasurer and Principal Accounting Officer, SSgA Funds

Peter Gunning, Born February 22, 1967 1301 Second Avenue Seattle, Washington 98101	Chief Investment Officer since 2008	Until removed by Trustees	• Chief Investment Officer, RIC and RIF • Director, RIMCo and FRC • 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Mary Beth Rhoden Born April 25, 1969 1301 Second Avenue Seattle, Washington 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees	• 1999 to 2010 Assistant Secretary, RIC and RIF • Associate General Counsel, FRC • Secretary, RIMCo, RFSC and Russell Financial Services, Inc. • Secretary and Chief Legal Counsel, RIC and RIF

Disclosure of Information about Fund Trustees and Officers	79

LifePoints® Funds Target Distribution Strategies

Russell Investment Company

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Interested Trustee

Sandra Cavanaugh

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

Lee C. Gingrich

Officers

Sandra Cavanaugh, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Mary Beth Rhoden, Secretary

Adviser

Russell Investment Management Company

1301 Second Avenue

Seattle, Washington 98101

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

1301 Second Avenue

Seattle, Washington 98101

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

1301 Second Avenue

Seattle, Washington 98101

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

1301 Second Avenue

Seattle, Washington 98101

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers of Underlying Funds as of December 31, 2010

Russell Short Duration Bond Fund

Logan Circle Partners, L.P., Philadelphia, PA

Pacific Investment Management Company LLC, Newport Beach, CA

Russell Strategic Bond Fund

Brookfield Investment Management Inc., New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Logan Circle Partners, L.P., Philadelphia, PA

Metropolitan West Asset Management, LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

Russell U.S. Core Equity Fund

BlackRock Capital Management, Inc., Wilmington, DE

Columbus Circle Investors, Stamford, CT

First Eagle Investment Management, LLC, New York, NY

Institutional Capital LLC, Chicago, IL

Lazard Asset Management, LLC, New York, NY

MFS Institutional Advisors, Inc., Boston, MA

Montag & Caldwell, Inc., Atlanta, GA

Schneider Capital Management Corporation, Wayne, PA

Snow Capital Management L.P., Sewickley, PA

Suffolk Capital Management, LLC, New York, NY

Russell U.S. Quantitative Equity Fund

Aronson+Johnson+Ortiz, LP, Philadelphia, PA

INTECH Investment Management LLC, West Palm Beach, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Numeric Investors LLC, Boston, MA

Russell U.S. Small & Mid Cap Fund

ClariVest Asset Management LLC, San Diego, CA

Delphi Management, Inc., Boston, MA

DePrince, Race & Zollo, Inc., Winter Park, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Next Century Growth Investors, LLC, Minneapolis, MN

Ranger Investment Management, L.P., Dallas, TX

Signia Capital Management, LLC, Spokane, WA

Tygh Capital Management, Inc., Portland, OR

Russell Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Boston, MA

Genesis Asset Managers, LLP, Guernsey, Channel Islands

Harding Loevner LP, Somerville, NJ

T. Rowe Price Associates, Inc., Baltimore, MD

T. Rowe Price International, Inc., Baltimore, MD

T. Rowe Price International, Ltd, London, England

UBS Global Asset Management (Americas) Inc., Chicago, IL

80	Adviser, Money Managers and Service Providers

LifePoints® Funds Target Distribution Strategies

Russell Investment Company

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Russell Global Equity Fund

GLG Inc., New York, NY

Harris Associates, L.P., Chicago, IL

MFS Institutional Advisors, Inc., Boston, MA

Sanders Capital, LLC, New York, NY

Tradewinds Global Investors, LLC, Los Angeles, CA

T. Rowe Price Associates, Inc., Baltimore, MD

T. Rowe Price International, Inc., Baltimore, MD

Russell International Developed Markets Fund

AQR Capital Management, LLC, Greenwich, CT

Axiom International Investors LLC, Greenwich, CT

del Rey Global Investors, LLC, Los Angeles, CA

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors, Inc., Boston, MA

Mondrian Investment Partners Limited, London, United Kingdom

Pzena Investment Management, LLC, New York, NY

UBS Global Asset Management (Americas) Inc., Chicago, IL

William Blair & Company, LLC, Chicago, IL

Russell Global Real Estate Securities Fund

AEW Capital Management, L.P., Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division, Dallas, TX

Russell Money Market Fund

Russell Investment Management Company, Seattle, WA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Adviser, Money Managers and Service Providers	81

Russell Investment Company	1301 Second Avenue	800-787-7354
	Seattle, Washington 98101	Fax: 206-505-3495
www.russell.com

36-08-225

Item 2. Code of Ethics. [Annual Report Only]

(a)	As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (“Code”).

(b)	That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2)	full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by each Mutual Fund;

3)	compliance with applicable laws and governmental rules and regulations;

4)	the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

5)	accountability for adherence to the Code.

(c)	The Code was restated as of December 6, 2004; the restatement did not involve any material change.

(d)	As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.

(e)	Not applicable.

(f)	The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert. [Annual Report Only]

Registrant’s board of trustees has determined at a meeting held on February 23, 2005, that the Registrant has at least one audit committee financial expert serving on its audit committee. Daniel P. Connealy was determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

Item 4. Principal Accountant Fees and Services. [Annual Report Only]

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2009	$92,400
2010	$94,980

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2009	$33,478	Performance of agreed-upon procedures with respect to 04/30/09 semi-annual reports

2010	$34,659	Performance of agreed-upon procedures with respect to 04/30/10 semi-annual reports

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services

2009	$39,600	Tax services
2010	$40,782	Tax services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2009	$0	Review excise reconciliations, transfer agent internal controls analysis, overhead/travel
2010	$0

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Investment Company

Russell Investment Funds

Audit and Non-Audit Services Pre-Approval Policy

Effective Date: May 19, 2003

As amended through November 14, 2005

I.	Statement of Purpose.

This Policy has been adopted by the Audit Committee (the “RIC Audit Committee”) of the Board of Trustees of Russell Investment Company (“RIC”) and the Audit Committee (the “RIF Audit Committee”) of the Russell Investment Funds (“RIF”) to apply to any and all engagements of the independent auditor to RIC and RIF, respectively, for audit, non-audit, tax or other services. In the case of RIC, the term “Audit Committee” as used in this policy shall refer to the RIC Audit Committee and the term “Fund” shall refer to RIC. In the case of RIF, the term “Audit Committee” as used in this Policy shall refer to the RIF Audit Committee and the term “Fund” shall refer to RIF. The term “Investment Adviser” shall refer to Russell Investment Management Company. This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II.	Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Fund’s Board of Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the Fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services (“non-audit services”) performed by the independent auditor for the Fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the Fund would be deemed impaired if the auditor provides a service whereby it:

•	Functions in the role of management of the Fund, the adviser of the Fund or any other affiliate* of the Fund;

•	Is in the position of auditing its own work; or

•	Serves in an advocacy role for the Fund, the adviser of the Fund or any other affiliate of the Fund.

Accordingly, it is the policy of the Fund that the independent auditor for the Fund must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Fund. This Policy is designed to accomplish those requirements and will henceforth be

*	For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

applied to all engagements by the Fund of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the Fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the Fund on a case-by-case basis (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Fund’s independent audit. The appendices to this Policy list the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Fund that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns at the Fund, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III.	Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV.	Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Fund require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Fund for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Fund’s systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Fund’s SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Fund’s securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

V.	Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Fund, or the separate financial statements for a series of the Fund that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. “Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VI.	Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the Fund, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds investments outside the United States. The Audit Committees will consult with the Treasurer of the Fund or outside counsel to determine that the Fund’s tax planning and reporting positions are consistent with this policy. The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VII.	All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services. Permissible “all other services” not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Schedule E of the Audit and Non-Audit Pre-Approved Services. The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Fund, or the Investment Adviser, authorize the independent auditor for the Fund to provide prohibited non-audit services.

VIII.	Pre-Approval Fee Levels or Budgeted Amounts.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee. (Separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as

“all other services” for the Fund (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX.	Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Fund who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Fund and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC’s rules governing auditor independence.

The Internal Audit Department of Russell Investment Company, the parent company of RFSC, and the officers of RIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Russell Investment Company or an officer of RIC or RIF.

X.	Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the internal auditor’s continuing independence from the Fund and its affiliates, including Russell Investment Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF, and Russell and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

Audit Fees	100%
Audit-Related Fees	100%
Tax Fees	100%
All Other Fees	100%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

2009	$0
2010	$0

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. [Not Applicable]

Item 6. [Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9. [Not Applicable]

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures

(a) Registrant’s principal executive officer and principal financial officer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant’s internal control over financial reporting.

Item 12. Exhibit List

(a) Registrant’s code of ethics described in Item 2

(b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Investment Company

By:	/s/ Sandra Cavanaugh
Sandra Cavanaugh
Principal Executive Officer and Chief Executive Officer

Date:	March 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sandra Cavanaugh
Sandra Cavanaugh
Principal Executive Officer and Chief Executive Officer

Date:	March 8, 2011

By:	/s/ Mark E. Swanson
Mark E. Swanson
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date:	March 8, 2011